UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PJT PARTNERS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 5, 2016

Dear Fellow Stockholders,

We cordially invite you to attend our 2016 Annual Meeting of Stockholders, to be held on Wednesday, May 25, 2016 at 9:00 a.m., local time, at our corporate headquarters located at 280 Park Avenue, New York, New York 10017.

The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the Annual Meeting. Your vote is important. We encourage you to vote by proxy in advance of the Annual Meeting, whether or not you plan to attend.

Thank you for your continuing support of PJT Partners.

Very truly yours,

Paul J. Taubman

Chairman and Chief Executive Officer

280 Park Avenue  |  New York, NY 10017  |  t. +1.212.364.7800  |  pjtpartners.com

PJT PARTNERS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 25, 2016

The Annual Meeting of Stockholders of PJT Partners Inc. will be held on May 25, 2016 at 9:00 a.m., local time (the “Annual Meeting”), at our corporate headquarters located at 280 Park Avenue, New York, New York 10017, for the following purposes:

(1)	to elect the two Class I director nominees identified in the accompanying Proxy Statement;

(2)	to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016;

(3)	to ratify the adoption of a short-term stockholder rights plan; and

(4)	to transact such other business as may properly come before our Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 28, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and any adjournments or postponements thereof.

As permitted by the rules of the Securities and Exchange Commission, we are sending to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) rather than a paper set of the Proxy Materials. By doing so, we save costs and reduce our impact on the environment. The Notice of Availability includes instructions on how to access our Proxy Materials over the Internet, as well as how to request the materials in paper form.

Your vote is important. We encourage you to vote by proxy in advance of the Annual Meeting, whether or not you plan to attend. The Notice of Availability includes instructions on how to vote, including by Internet. If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions.

BY ORDER OF THE BOARD OF DIRECTORS,

Salvatore Rappa

Managing Director, Corporate Counsel and

Corporate Secretary

April 5, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2016

The Notice of Annual Meeting, Proxy Statement, Form of Proxy and 2015 Annual Report to Stockholders

are also available at www.proxyvote.com.

280 Park Avenue  |  New York, NY 10017  |  t. +1.212.364.7800  |  pjtpartners.com

GENERAL INFORMATION	1

Exhibit A: Stockholder Rights Agreement

Although we refer to our website in the Proxy Statement, the contents of our website are not included or incorporated by reference into the Proxy Statement. All references to our website in the Proxy Statement are intended to be inactive textual references only.

i

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 25, 2016

GENERAL INFORMATION

PJT Partners Inc. is making this Proxy Statement available to its stockholders in connection with the solicitation of proxies by the Board of Directors for our 2016 Annual Meeting of Stockholders to be held on Wednesday, May 25, 2016 at 9:00 a.m., local time, at our corporate headquarters located at 280 Park Avenue, New York, New York 10017, and any adjournment or postponement thereof (the “Annual Meeting”). You may obtain directions to our Annual Meeting by contacting our Corporate Secretary.

PJT Partners Inc. was formed in connection with certain merger and spin-off transactions whereby the financial and strategic advisory services, restructuring and special situations services and Park Hill Group businesses of The Blackstone Group L.P. (“Blackstone”) were combined with PJT Capital LP, a financial advisory firm founded by Paul J. Taubman in 2013 (together with its then affiliates, “PJT Capital”), and the combined business was distributed to Blackstone’s unitholders to create PJT Partners Inc., a stand-alone, independent publicly traded company. PJT Partners Inc. is a holding company and its only material asset is its controlling equity interest in PJT Partners Holdings LP (“PJT Partners Holdings”), a holding partnership that holds the company’s operating subsidiaries. As sole general partner of PJT Partners Holdings, PJT Partners Inc. operates and controls all of the business and affairs of PJT Partners Holdings and its operating entity subsidiaries.

In this Proxy Statement, unless the context requires otherwise, the words “PJT Partners” refers to PJT Partners Inc. and the “company,” “we,” “us” and “our” refer to PJT Partners, together with its consolidated subsidiaries, including PJT Partners Holdings and its operating subsidiaries.

We are a global advisory-focused investment bank. Our team of senior professionals delivers a wide array of strategic advisory, restructuring and special situations and fund placement and secondary advisory services to corporations, financial sponsors, institutional investors and governments around the world. We offer a balanced portfolio of advisory services designed to help our clients realize major corporate milestones. We also provide, through Park Hill Group, fund placement and secondary advisory services for alternative investment managers, including private equity funds, real estate funds and hedge funds. Our Class A common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “PJT”.

The Proxy Materials will be mailed or made available to our stockholders on or about April 12, 2016. On or about April 12, 2016, we will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access our Proxy Statement. Below are answers to common questions stockholders may have about the Proxy Materials and the Annual Meeting.

Who can participate in our Annual Meeting?

You are entitled to participate in our Annual Meeting only if you were a stockholder of record of Class A common stock or Class B common stock as of the close of business on March 28, 2016,

which we refer to in this Proxy Statement as the “Record Date,” or if you hold a valid proxy for the Annual Meeting. In order to be admitted to the Annual Meeting, you must present valid government-issued photo identification (such as a driver’s license or passport) and proof of ownership of shares of our Class A common stock or Class B common stock on the Record Date. Proof of ownership can be accomplished through the following:

•	a brokerage statement or letter from your broker or custodian with respect to your ownership of shares of our common stock on the Record Date;

•	the Notice of Availability;

•	a printout of the proxy distribution email (if you receive your materials electronically);

•	a Proxy Card (if you received printed materials by mail);

•	a voting instruction form (if you received printed materials by mail); or

•	a “legal proxy” provided by your broker or custodian.

We reserve the right to determine the validity of any purported proof of beneficial ownership. For the safety and security of our stockholders, we will be unable to admit you to the Annual Meeting if you do not present photo identification and proof of ownership of shares of our common stock or if you otherwise refuse to comply with our security procedures. The taking of photographs and use of cell phones, audio or video recording equipment is prohibited during the Annual Meeting. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions.

A number of stockholders may wish to speak at the Annual Meeting. The Board of Directors appreciates the opportunity to hear the views of stockholders. In fairness to all stockholders and participants at the Annual Meeting, and in the interest of an orderly and constructive meeting, rules of conduct will be enforced. Copies of these rules will be available at the meeting. Only stockholders or their valid proxy holders may address the meeting. Depending on the number of stockholders who wish to speak, we cannot ensure that every such stockholder will be able to do so or will be able to do so for as long as they might want to hold the floor.

What are the Proxy Materials?

Our Proxy Materials include:

•	this Proxy Statement;

•	a Notice of our 2016 Annual Meeting of Stockholders (which is attached to this Proxy Statement); and

•	our 2015 Annual Report to Stockholders.

If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a Proxy Card or voting instruction form. If you received or accessed these materials through the Internet, your Proxy Card or voting instruction form are available to be filled out and executed electronically.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of materials?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing Proxy Materials to most of our stockholders on the Internet, rather than mailing printed copies. By doing so, we save costs and reduce our impact on the environment. If you received a Notice of Availability by mail, you will not receive printed copies of the Proxy Materials unless you request them. Instead, the Notice of Availability will instruct you how to access and review the Proxy Materials on the Internet. If you would like printed copies of the Proxy Materials, please follow the instructions on the Notice of Availability.

What items will be voted on at the Annual Meeting?

You will be voting on the following proposals:

Proposal 1:	to elect the two Class I director nominees identified in this Proxy Statement;

Proposal 2:	to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for 2016; and

Proposal 3:	to ratify the adoption of a short-term stockholder rights plan.

Only proposals that meet the requirements of our amended and restated bylaws will be eligible for consideration at the Annual Meeting. This year, there are no stockholder proposals that meet the criteria. Therefore, stockholder proposals raised at the Annual Meeting will not be considered during the Annual Meeting. Stockholders may submit proposals and other matters for consideration at the 2017 Annual Meeting of Stockholders as described in “Stockholder Proposals and Nominations for 2017 Annual Meeting.”

How many shares may be voted at the Annual Meeting?

Holders of Class A common stock will have one vote for every share of Class A common stock that such holder owned at the close of business on the Record Date.

Shares of Class B common stock have no economic rights but entitle the holder, without regard to the number of shares of Class B common stock held, to a number of votes that is equal to the aggregate number of vested and unvested PJT Partners Holdings Class A partnership units (the “Partnership Units”) and LTIP Units (which is a class of partnership interests in PJT Partners Holdings) held by such holder on all matters presented to our stockholders other than director elections. With respect to the election of our directors, shares of Class B common stock initially entitle holders to only one vote per share, though the voting power of Class B common stock with respect to the election of our directors may be increased to up to the number of votes to which a holder is then entitled on all other matters presented to stockholders.

Holders of shares of our Class B common stock will vote together with holders of our Class A common stock as a single class on all matters on which such stockholders are entitled to vote. Blackstone’s senior management have provided an irrevocable proxy to Mr. Taubman to vote their shares of Class B common stock for so long as Mr. Taubman is our Chief Executive Officer.

If you hold restricted stock units, you will not be entitled to vote the shares underlying such restricted stock units unless and until you actually receive delivery of the shares of Class A common stock underlying such units and are the holder of record of such shares.

As of March 28, 2016, the Record Date for our Annual Meeting, our share count for voting purposes set forth above was as follows:

	Proposal 1: elect the two Class I director nominees identified in this Proxy Statement	Proposal 2: advisory vote to ratify the selection of Deloitte as our independent registered accounting firm for 2016	Proposal 3: ratification of stockholder rights plan
Shares of Class A common stock	17,966,456	17,966,456	17,966,456
Shares of Class B common stock	303	22,430,761	22,430,761

Total voting power	17,966,759	40,397,217	40,397,217

What constitutes a quorum?

The holders of a majority in voting power of the issued and outstanding shares of Class A common stock and Class B common stock (which is equal to the aggregate number of vested and unvested Partnership Units and LTIP Units held by such Class B common stockholders) collectively as a single class entitled to vote, must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by broker non-votes (as defined below) also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your bank, broker or other holder of record, under current NYSE rules, the election of the directors listed herein (Proposal 1) as well as the ratification of the stockholders rights plan (Proposal 3) are considered non-discretionary matters and a bank, broker or other holder of record will lack the authority to vote shares at his/her discretion on these proposals, and your shares will not be voted on this proposal (a “broker non-vote”).

How many votes are required to approve each proposal and how are votes counted?

	Proposal 1: elect the two Class I director nominees identified in this Proxy Statement	Proposal 2: advisory vote to ratify the selection of Deloitte as our independent registered accounting firm for 2016	Proposal 3: ratification of stockholder rights plan
How many votes are required for approval?	A plurality of affirmative votes cast, even if less than a majority	A majority of affirmative votes cast	A majority of affirmative votes cast
How are director withhold votes treated?	Withhold votes will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have no effect on this proposal	N/A	N/A
How are abstentions treated?	N/A	Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal
How are broker non-votes treated?	Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal	No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal
How will signed proxies that do not specify voting preferences be treated?	Votes will be cast for the two director nominees identified in this Proxy Statement	Votes will be cast for the selection of Deloitte as our independent public accounting firm for 2016	The proxies will be treated as abstentions, will not be counted as votes cast and will have no effect on this proposal

It is important to note that the proposals to ratify the selection of the independent registered public accounting firm and the stockholder rights plan are non-binding and advisory. If our stockholders fail to ratify the selection of Deloitte, the selection of another independent registered public accounting firm may be considered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders. In addition, if the ratification of the stockholder rights plan receives less than a majority of the votes cast by the holders of our Class A common stock, our Board of Directors has determined that it will amend the stockholder rights plan to provide that it will terminate by its terms on October 1, 2016, the one-year anniversary of its adoption.

How do I vote?

The manner in which you cast your vote depends on whether you are a stockholder of record or you are a beneficial owner of shares held in “street name.”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a stockholder of record.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record. As a beneficial owner, you have the right to direct the organization holding your account on how to vote the shares you hold in your account.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock in your own name as a stockholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

•

Vote by Internet. You may vote via the Internet by following the instructions provided in the Notice of Availability or, if you received printed materials, on your Proxy Card. The website for Internet voting is printed on the Notice of Availability and also on your Proxy Card. Please have your Notice of Availability or Proxy Card in hand when voting. Internet voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 24, 2016. You will receive a series of instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your Proxy Card.

•

Vote by Telephone. You also have the option to vote by telephone by calling the toll-free number (800) 690-6903. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 24, 2016. When you call, please have your Notice of Availability and/or Proxy Card in hand. You will receive a series of voice instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your Proxy Card.

•

Vote by Mail. If you received printed materials, and would like to vote by mail, please mark, sign and date your Proxy Card and return it promptly in the postage-paid envelope provided. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the Proxy Materials by following the instructions on your Notice of Availability.

Voting by Proxy for Shares Registered in Street Name. If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.

Voting in Person at the Annual Meeting. If you are a Class A or Class B common stockholder of record and attend the Annual Meeting, you may vote in person at the meeting. If your shares of common stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of common stock of record.

Can I revoke or change my vote after submitting a proxy?

Street name stockholders who wish to revoke or change their votes should contact the organization that holds their shares. Stockholders of record may revoke or change their proxy by voting a new proxy pursuant to the voting methods set forth above, by providing a written notice of revocation to the Corporate Secretary or by attending and voting at the Annual Meeting.

Is my vote confidential?

We keep all the proxies, ballots and voting tabulations confidential as a matter of practice. We only let our Inspector of Election, Broadridge Financial Solutions, Inc. (“Broadridge”), examine these documents. Occasionally, stockholders provide written comments on their Proxy Card, which are then forwarded to us by Broadridge.

Who is paying for this proxy solicitation?

The company is paying the costs of the solicitation of proxies. Members of our Board of Directors and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors, officers or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in forwarding Proxy Materials to their customers who are street name holders and obtaining their voting instructions.

No arrangements or contracts have been made or entered into with any solicitors as of the date of this Proxy Statement, although we reserve the right to engage solicitors if we deem them necessary. If done, such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

Will the Annual Meeting be webcast?

Our Annual Meeting will not be webcast.

Where can I find voting results?

We will file a Current Report on Form 8-K with the SEC including the final voting results from the Annual Meeting within four business days of the Annual Meeting.

How do I inspect the list of stockholders of record?

A list of our stockholders entitled to vote at the Annual Meeting will be available at our Annual Meeting and for the ten days prior to our Annual Meeting, between the hours of 8:45 a.m. and 4:30 p.m., local time, by written request to the Corporate Secretary.

What are the implications of being an “emerging growth company”?

As a company with less than $1.0 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we may take advantage of reduced disclosure and other requirements that would otherwise generally apply to public companies. These include:

•	exemptions from the requirements to hold non-binding stockholder advisory votes on executive compensation;

•	an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting; and

•	reduced narrative and tabular disclosure about our executive compensation arrangements.

We have elected to comply with these scaled disclosure requirements available to us as an emerging growth company. We may take advantage of these exemptions for up to five years or such earlier time that we are no longer an emerging growth company. We will cease to be an emerging growth company upon the earliest of: (1) the end of the fiscal year following the fifth anniversary of the merger and spin-off transactions; (2) the first fiscal year after our annual gross revenues are $1.0 billion or more; (3) the date on which we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities; or (4) the date we become a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The JOBS Act also permits an emerging growth company such as us to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies. We have chosen to “opt out” of this provision and, as a result, we will comply with new or revised accounting standards as and when they are adopted. This decision to opt out of the extended transition period under the JOBS Act is irrevocable.

What other information should I review before voting?

For your review, we make available free of charge through our website at www.pjtpartners.com under the “Investor Relations/Financial Reports” section, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Hard copies may be obtained free of charge by contacting Investor Relations at PJT Partners Inc., 280 Park Avenue, New York, New York 10017 or by calling (212) 364-7800. Copies may also be accessed electronically by means of the SEC’s home page on the Internet at www.sec.gov. Neither our Annual Report on Form 10-K for the year ended December 31, 2015 nor the 2015 Annual Report shall constitute a part of the proxy solicitation materials.

How can I contact our Corporate Secretary?

In several sections of this Proxy Statement, we suggest that you should contact our Corporate Secretary to follow up on various items. You can reach our Corporate Secretary by writing to the Corporate Secretary at PJT Partners Inc., 280 Park Avenue, New York, New York 10017 or by calling (212) 364-7800.

PROPOSAL 1—ELECTION OF DIRECTORS

Information Concerning the Nominees and Directors

Our amended and restated certificate of incorporation provides that the Board of Directors will consist of that number of directors determined from time to time by the Board of Directors. The Board of Directors is classified into three classes, designated Class I, Class II and Class III. The term of office of the members of one class of directors expires each year in rotation so that the members of one class generally are elected at each annual meeting to serve for full three-year terms or until their successors are elected and qualified, or until such director’s death, resignation or retirement. Each class consists of approximately one-third of the total number of directors constituting the entire Board of Directors.

The Board of Directors has selected Paul J. Taubman and Emily K. Rafferty for election as Class I directors. If elected, each Class I director will serve until the annual meeting of stockholders in 2019, or until succeeded by another qualified director who has been elected.

Set forth below are the names of our directors, their ages as of March 28, 2016, their positions and offices with the company, the year the nominees first became directors of our company, and their biographical information.

Name	Age	Position(s)	Director Since
Paul J. Taubman	55	Chairman and Chief Executive Officer	October 2015
Dennis S. Hersch	69	Director	September 2015
Emily K. Rafferty	67	Director	October 2015
Thomas M. Ryan	63	Director	October 2015
Kenneth C. Whitney	58	Director	October 2015

Nominees for Class I Directors Whose Terms Will Expire in 2019

Paul J. Taubman is our Chairman and Chief Executive Officer. Prior to founding PJT Capital in early 2013, Mr. Taubman spent almost 30 years at Morgan Stanley in a series of increasingly significant leadership positions including Global Head of Mergers & Acquisitions, Global Head of Investment Banking and most recently, Co-President of Institutional Securities. After retiring from Morgan Stanley in 2012, he served in an independent capacity to advise companies on a number of significant transactions before starting PJT Capital. Mr. Taubman is involved in numerous philanthropic activities including serving as Board President of New York Cares, a Trustee and Executive Committee member of Cold Spring Harbor Laboratory, and a National Advisory Board member of Youth INC. Mr. Taubman received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Stanford University’s Graduate School of Business.

Emily K. Rafferty is President Emerita of The Metropolitan Museum of Art. She was elected President of the Museum in 2005 and served in that role until her retirement in March 2015. She had been a member of the Museum’s staff since 1976 serving in various roles in development, membership and external affairs until becoming President and Chief Administrative Officer in 2005, overseeing some 2,300 full- and part-time employees in the areas of finance, legal affairs, development, membership, visitor management, merchandising, human resources, security and government affairs. Ms. Rafferty has been Chairman of the Board and a member of the Audit and Risk Committee of the Federal Reserve Bank of New York since December 2012, having joined the board in 2011. Ms. Rafferty received a B.A. degree from Boston University and in 2015 was awarded the University’s College of Arts & Sciences Distinguished Alumni Award.

Continuing Class II Directors Whose Terms Will Expire in 2017

Dennis S. Hersch is President of N.A. Property, Inc., through which he has acted as a business advisor to Mr. and Mrs. Leslie H. Wexner since February 2008. He was a Managing Director of J.P. Morgan Securities Inc., an investment bank, from December 2005 through January 2008, where he served as the Global Chairman of its Mergers & Acquisitions Department. Mr. Hersch was a partner of Davis Polk & Wardwell LLP, a New York law firm, from 1978 until December 2005. Mr. Hersch has served as a director of L Brands, Inc. since 2006, and was a director of Clearwire Corporation from November 2008 until June 2013.

Thomas M. Ryan is the former Chairman and Chief Executive Officer of CVS Health Corporation, formerly known as CVS Caremark Corporation, a pharmacy healthcare provider. He served as Chairman from April 1999 to May 2011. He was Chief Executive Officer of CVS from May 1998 to February 2011 and also served as President from May 1998 to May 2010. Mr. Ryan serves on the boards of Yum! Brands, Inc. and Five Below, Inc., and is an Operating Partner of Advent International. Mr. Ryan was a director of Reebok International Ltd. from 1998 to 2005, Bank of America Corporation from 2004 to 2010 and Vantiv, Inc. from 2012 to 2015.

Continuing Class III Director Whose Term Will Expire in 2018

Kenneth C. Whitney has managed a private family investment office focused on start-up businesses and entertainment projects since April 2013, where he is a Tony Award-winning producer. Since his retirement from The Blackstone Group L.P. in April 2013 until September 2015, he was also a Senior Advisor to Blackstone. Mr. Whitney was previously a Senior Managing Director and Head of Blackstone’s Investor Relations & Business Development Group from 1998 to April 2013. After joining Blackstone in 1988, Mr. Whitney focused his efforts in raising capital for Blackstone’s private investment funds and the establishment of Blackstone affiliates in the alternative investment area. Mr. Whitney began his career at Coopers & Lybrand in 1980, where he spent time in the firm’s accounting and audit areas as well as in the tax and mergers and acquisitions areas. Mr. Whitney currently sits on the Board of Trustees for The First Tee and the University of Delaware, where he received a B.S. in Accounting.

Qualifications of the Nominees and Directors

The Nominating/Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election to the board. When considering director candidates, the Nominating/Corporate Governance Committee will seek individuals with backgrounds and qualities that, when combined with those of the company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board of Directors. More specifically, the Nominating/Corporate Governance Committee considers (a) individual qualifications, including relevant career experience, strength of character, mature judgment, familiarity with the company’s business and industry, independence of thought and an ability to work collegially and (b) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board of Directors. The Board of Directors monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board of Directors, as a whole, has the necessary tools to perform its oversight function effectively in light of the company’s business and structure. Although we have no formal policy regarding board diversity, the Board of Directors believes that diversity is an important component of a board, which includes such factors as background, skills, experience, expertise, gender, race and culture. Further, the Board of Directors does not discriminate on the basis of race, color, national origin, gender, religion, disability or sexual preference in selecting director candidates.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Nominating/Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above.

In particular, with regard to Mr. Taubman, the Board of Directors considered his knowledge of and extensive experience in various senior leadership roles in investment banking and the financial services industry, which provide our Board of Directors valuable industry-specific knowledge and expertise. In addition, Mr. Taubman’s role as our Chief Executive Officer brings management perspective to board deliberations and provides valuable information about the status of our day-to-day operations. With regard to Ms. Rafferty, the Board of Directors considered her operations and management experience, in addition to her understanding of monetary policy and regulation of financial institutions, which provide valuable knowledge and insight to our Board of Directors. With regard to Mr. Hersch, the Board of Directors considered his knowledge of and experience in investment banking and the financial services industry, which gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters. In addition, Mr. Hersch brings to our Board of Directors legal and financial expertise, as well as considerable experience with corporate governance matters, strategic issues and corporate transactions. With regard to Mr. Ryan, the Board of Directors considered his extensive operating and management experience, including as chief executive officer of a global pharmacy healthcare business, as well as his expertise in finance, strategic planning and his public company directorship and committee experience, which positions him well to serve on our Board of Directors. With regard to Mr. Whitney, the Board of Directors considered his knowledge of and experience in the private equity and financial services industry, as well as his extensive operating and management experience, which provide unique insights on our business and add industry-specific expertise and knowledge to our Board of Directors.

When vacancies on the Board of Directors exist or are expected, or a need for a particular expertise has been identified, the Nominating/Corporate Governance Committee may seek recommendations for director candidates from current directors and management and may also engage a search firm to assist in identifying director candidates. The Nominating/Corporate Governance Committee will also consider properly submitted stockholder recommendations for director candidates under the same procedure used for considering director candidates recommended by current directors and management. Stockholder recommendations for director candidates should include the candidate’s name and specific qualifications to serve on the Board of Directors, and the recommending stockholder should also submit evidence of such stockholder’s ownership of shares of our common stock, including the number of shares owned and the length of time of such ownership. Recommendations should be addressed to the Corporate Secretary. In addition, any stockholder who wishes to submit director nominations must satisfy the notification, timeliness, consent and information requirements set forth in our Amended and Restated Bylaws. See “Stockholder Proposals and Nominations for 2017 Annual Meeting.”

Board Recommendation

The proxies solicited hereby, unless directed to the contrary therein, will be voted “FOR” the two Class I nominees named in this Proxy Statement. Such nominees are currently directors of our company. The nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve, the shares represented by all valid proxies will be voted by the person or persons acting under said proxy in accordance with the recommendation of the Board of Directors.

EXECUTIVE OFFICERS

Set forth below are biographical summaries of our executive officers as of March 28, 2016. See “Proposal 1—Election of Directors” above for information about Mr. Taubman, who serves as our Chairman and Chief Executive Officer.

Name	Age	Position(s)
Ji-Yeun Lee	49	Managing Partner
Helen T. Meates	54	Chief Financial Officer
James W. Cuminale	63	General Counsel

Ji-Yeun Lee is our Managing Partner. Prior to joining PJT Capital in early 2014 as one of the founding partners, Ms. Lee was Managing Director and the Deputy Head of Global Investment Banking at Morgan Stanley. She joined Morgan Stanley in 1988 and most of her career at Morgan Stanley was spent in Mergers & Acquisitions advising clients on a broad range of transactions across industries and geographies, including six years in the firm’s London office. Ms. Lee was appointed the Chief Operating Officer of Morgan Stanley’s Mergers & Acquisitions Department in 2004 and the Deputy Head of Global Investment Banking in 2007. In 2011, she joined Morgan Stanley’s Management Committee. Ms. Lee also serves on the Board of Directors of the Good Shepherd Services. She received a B.A. degree from Amherst College.

Helen Meates is our Chief Financial Officer. Prior to joining PJT Capital in January 2015, Ms. Meates worked at Morgan Stanley for twenty-two years, most recently serving as a Managing Director. Ms. Meates spent the majority of her career at Morgan Stanley in Global Capital Markets, including nine years in Leveraged Finance. In 2011 she was appointed as Deputy Head of Global Capital Markets and Co-Chair of the firm’s Capital Commitment Committee. In November 2013 she assumed the role of Global Chief Operating Officer for the Research Division and was appointed to the Institutional Securities Operating Committee. Ms. Meates also served on the firm’s Institutional Securities Risk Committee, Microfinance Advisory Board and Diversity Committee. Ms. Meates serves on the boards of the SMA Foundation and the Bridgehampton Chamber Music Festival. She received a law degree (LL.B.) from Canterbury University in New Zealand and an M.B.A. from Columbia Business School.

James W. Cuminale is our General Counsel. Prior to joining PJT Capital in July 2015, Mr. Cuminale was Chief Legal Officer at Nielsen Holdings N.V from November 2006 to June 2015. Prior to joining Nielsen, Mr. Cuminale served for over ten years as the Executive Vice President – Corporate Development, General Counsel and Secretary of PanAmSat Corporation and PanAmSat Holding Corporation. He currently serves on the Board of Trustees of Trinity College and the Board of Advisors at Vanderbilt University Law School. Mr. Cuminale received a B.A. degree from Trinity College and a J.D. from Vanderbilt University Law School.

Each of our executive officers serves at the discretion of our Board of Directors without specified terms of office.

CORPORATE GOVERNANCE MATTERS

This section of our Proxy Statement contains information about a variety of our corporate governance policies and practices. We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. You are encouraged to visit our website at www.pjtpartners.com to view or to obtain copies of our Corporate Governance Guidelines, committee charters and Code of Business Conduct and Ethics. You may also obtain, free of charge, a copy of our Corporate Governance Guidelines, committee charters and Code of Business Conduct and Ethics by directing your request in writing to our Corporate Secretary. Additional information relating to the corporate governance of our company is also set forth below and included in other sections of this Proxy Statement.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that address the following key corporate governance subjects, among others: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and an annual performance evaluation of the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics for our directors, officers and employees which addresses these important topics, among others: conflicts of interest; corporate opportunities; confidentiality of information; fair dealing; protection and proper use of our assets; compliance with laws, rules and regulations (including insider trading laws); and encouraging the reporting of any illegal or unethical behavior.

Any waiver of the Code of Business Conduct and Ethics for our directors or officers may be made only by our Board of Directors or one of its committees. We intend to disclose on our website any amendment to, or waiver of, any provision of the Code of Business Conduct and Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.

Director Independence

Background. A majority of the directors serving on our Board of Directors must be independent as required by the listing standards of the NYSE and the rules promulgated by the SEC. The company defines an “independent” director in accordance with the corporate governance rules of the NYSE. Under the NYSE’s corporate governance rules, no director qualifies as independent unless our Board of Directors affirmatively determines that the director has no “material relationship” with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us. Further, directors who have relationships covered by one of five bright-line independence tests established by the NYSE may not be found to be independent.

Audit Committee members are subject to heightened independence requirements under NYSE rules and Rule 10A-3 under the Exchange Act. NYSE rules require that in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to the company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

Independence determinations made by our Board of Directors. Our Board of Directors has determined, based upon its review of all relevant facts and circumstances and after considering all applicable relationships of which our Board of Directors had knowledge between or among the directors and the company or our management, that each of our directors, other than Paul J. Taubman, has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and is “independent” as defined in the NYSE listing standards, the applicable SEC rules, and our director independence standards. Further, our Board of Directors has determined that the members of the Audit Committee and Compensation Committee are also independent under the applicable NYSE and SEC rules mentioned above. No director participated in the final determination of his or her own independence.

Board of Directors Leadership Structure

Our Board of Directors understands there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the appropriate leadership may vary as circumstances warrant. Our amended and restated certificate of incorporation provides that Mr. Taubman, to the extent that he serves as our Chief Executive Officer and as a member of our Board of Directors, will serve as Chairman of our Board of Directors. Further, our Board of Directors currently believes it is in our company’s best interests to have Mr. Taubman serve as Chairman of our Board of Directors and Chief Executive Officer. Our Board of Directors believes combining these roles promotes effective leadership and provides the clear focus needed to execute our business strategies and objectives.

Our Board of Directors has appointed Mr. Hersch as its lead independent director. Mr. Hersch helps coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the company and, in particular, the performance of senior management.

Executive Sessions and Lead Director

Executive sessions of non-management directors are held before each regularly scheduled board meeting. Between the closing of the merger and spin-off transactions on October 1, 2015 and December 31, 2015, the non-management directors held one executive session. “Non-management directors” include all directors who are not our officers, and all non-management directors have been determined by the Board of Directors to be independent. Currently, Mr. Taubman is the only officer serving on our Board of Directors.

In order to facilitate communications among non-management directors on the one hand and management on the other hand, Mr. Hersch was selected to serve as the lead independent director. Mr. Hersch presides over all executive sessions of the non-management directors.

Board of Directors Role in Risk Oversight

While risk management is primarily the responsibility of our senior management team, our Board of Directors plays an active role in overseeing management of the company’s risks. The committees of our Board of Directors assist the full board in risk oversight by addressing specific matters within the purview of each committee. The Audit Committee focuses on oversight of financial risks relating to the company; the Compensation Committee focuses primarily on risks relating to executive compensation plans and arrangements; and the Nominating/Corporate Governance Committee focuses on reputational and corporate governance risks relating to the company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the full Board of Directors keeps itself regularly informed regarding such risks through management and committee reports and otherwise.

The company’s management team reports to our Board of Directors the important risks we face, highlighting any new risks that may have arisen since they last met. In addition, members of our Board of Directors have the opportunity to routinely meet with members of senior management, as appropriate, in connection with their consideration of matters submitted for the approval of our Board of Directors and the risks associated with such matters.

Further, we maintain a disclosure committee that meets at least quarterly. The purpose of our disclosure committee is to bring together representatives from our core business lines and employees involved in the preparation of our financial statements so that the group can discuss any issues or matters of which the members are aware that should be considered for disclosure in our public SEC filings. Results of the disclosure committee’s meetings and determinations are communicated quarterly to the Audit Committee.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The current charters for each of these committees are available on our corporate website at www.pjtpartners.com under the “Investor Relations/Corporate Governance/Governance Documents” section. Further, we will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to our Corporate Secretary. From time to time, our Board of Directors also may create additional committees for such purposes as our Board of Directors may determine. We believe that the functioning of each of the committees of our Board of Directors complies with the applicable requirements of the NYSE and SEC rules and regulations.

Audit Committee. We have a standing Audit Committee, consisting of Kenneth C. Whitney (Chair), Dennis S. Hersch and Emily K. Rafferty, each of whom is “independent” and “financially literate” as such terms are defined by the applicable rules of the SEC and/or NYSE. Our Board of Directors has determined that Mr. Whitney, Mr. Hersch and Ms. Rafferty possess accounting or related financial management expertise within the meaning of the NYSE listing standards and that each of Mr. Whitney, Mr. Hersch and Ms. Rafferty qualifies as an “audit committee financial expert” as defined under the applicable SEC rules.

The Audit Committee assists our Board of Directors in fulfilling its responsibility relating to the oversight of: (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm. Additional information regarding the functions performed by our Audit Committee is set forth in the “Audit Committee Report” included in this Proxy Statement.

Compensation Committee. We have a standing Compensation Committee, consisting of Thomas M. Ryan (Chair) and Dennis S. Hersch, each of whom is “independent” as defined by the applicable rules of the NYSE and is a “non-employee director” as defined by the applicable rules and regulations of the SEC. The Compensation Committee discharges the responsibilities of our Board of Directors relating to the oversight of our compensation programs and compensation of our executives. In fulfilling its responsibilities, the Compensation Committee can delegate any or all of its responsibilities to a subcommittee of the Compensation Committee.

Nominating/Corporate Governance Committee. We have a standing Nominating/Corporate Governance Committee, currently consisting of Paul J. Taubman (Chair), Thomas M. Ryan and Emily K. Rafferty. Each of Mr. Ryan and Ms. Rafferty is “independent” as such term is defined by the applicable rules of the NYSE. As a company newly listed on the NYSE, the NYSE rules allow us the period through October 1, 2016, the first anniversary of the merger and spin-off transactions, to implement a nominating/corporate governance committee comprised entirely of independent directors. Our amended and restated certificate of incorporation provides that Paul J. Taubman, to the extent that Mr. Taubman serves as our Chief Executive Officer and as a member of our Board of Directors, will serve as the Chairman of the Nominating/Corporate Governance Committee for so long as such service is permitted under the applicable rules of the NYSE and shall select the other members of the Nominating/Corporate Governance Committee. At such time as Mr. Taubman is not serving as the Chairman of the Nominating/Corporate Governance Committee, he shall select the chairman and other members of the Nominating/Corporate Governance Committee, subject to the applicable rules of NYSE.

The Nominating/Corporate Governance Committee assists our Board of Directors in fulfilling its responsibility relating to corporate governance by: (1) identifying individuals qualified to become directors and recommending that our Board of Directors select the candidates for all directorships to be filled by our Board of Directors or by our stockholders; (2) overseeing the evaluation of the Board of Directors; (3) developing and recommending the content of our Corporate Governance Guidelines and Code of Business Conduct and Ethics to our Board of Directors; and (4) otherwise taking a leadership role in shaping our corporate governance.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or employee of the company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Board and Committee Meetings; Annual Meeting Attendance

Between the closing of the merger and spin-off transactions on October 1, 2015 and December 31, 2015, our Board of Directors held one meeting, our audit committee held one meeting, our compensation committee held two meetings and our Nominating/Corporate Governance Committee held no meetings. During such time, each director attended each of the meetings of the Board of Directors and committees on which he or she served. The independent directors of the company regularly meet in executive session without management. Under the corporate governance guidelines adopted by our Board of Directors, Dennis S. Hersch, our lead independent director, presides at such executive sessions.

Under our corporate governance guidelines, directors are expected to attend our annual meetings of stockholders. This Annual Meeting will be our first annual meeting of stockholders.

Communications with the Board of Directors

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to any then-serving lead independent director, to the chairperson of any of the Audit, Nominating/Corporate Governance and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to our General Counsel at PJT Partners Inc., 280 Park Avenue, New York, New York 10017, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

COMPENSATION OF DIRECTORS

Members of our Board of Directors who are members of management receive no additional compensation for their services as directors. Each non-management director receives an annual base retainer for the service period from June 1 to May 31 in the amount of $125,000 in the form of cash, restricted stock units or a combination thereof as determined by such director. Subject to continued service, restricted stock units granted pursuant to a director’s election vest quarterly in substantially equal installments over the subject year of service, with vesting accelerated upon death, disability or a change in control of the company. Vested restricted stock units will be settled on the earliest of the termination of service of such director, the fifth anniversary of the grant date and a change in control of the company, and will be settled in either Class A common stock or cash (or a combination thereof) at the discretion of the Compensation Committee.

Each new non-management director also receives a one-time grant of restricted stock units in an amount having a value of $100,000. Subject to continued service, the one-time restricted stock unit grant vests in substantially equal installments annually over four years, with vesting accelerated upon death, disability or a change in control of the company. Upon vesting, the one-time restricted stock unit grant will be settled on the earliest of the termination of service of the director, the fourth anniversary of the grant date and a change in control of the company, and will be settled in either Class A common stock or cash (or a combination thereof) at the discretion of the Compensation Committee. We also reimburse each of our non-management directors for his or her travel expenses incurred in connection with his or her attendance at meetings of the Board of Directors and its committees.

Director Compensation for Fiscal 2015

The 2015 compensation of the non-management directors who served on the Board of Directors in 2015 is displayed in the table below:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Total ($)
Dennis S. Hersch	—	187,892	187,892

Emily K. Rafferty	31,250	95,192	126,442

Thomas M. Ryan	—	177,594	177,594

Kenneth C. Whitney	31,250	95,192	126,442

(1)	Mr. Hersch was appointed to the Board of Directors on September 1, 2015, and Ms. Rafferty, Mr. Ryan and Mr. Whitney were appointed to the Board of Directors on October 1, 2015.
(2)

The amounts in this column reflect the aggregate grant date fair value of restricted stock units granted in the fiscal year 2015 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”). A discussion of the assumptions used in calculating these values can be found in Note 10 to our 2015 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

On October 1, 2015, each of our directors was awarded a one-time grant of 4,762 restricted stock units having a grant date fair value computed in accordance with ASC Topic 718 of $95,192, or $19.99 per share underlying each restricted stock unit. Subject to continued service as a director, these RSUs generally vest in four equal annual installments beginning on October 1, 2016. The shares of our Class A common stock underlying such vested restricted stock units will be delivered on the earliest of (i) the termination of the director’s services, (ii) October 1, 2019, and (iii) a change in control of the company.

Each of Messrs. Hersch and Ryan elected to receive their annual retainer entirely in restricted stock units. On November 9, 2015, Mr. Hersch was awarded 4,348 restricted stock units having a grant date fair value computed in accordance with ASC Topic 718 of $92,700, or $21.32 per share underlying each restricted stock unit, for his service on the Board of Directors from September 1, 2015 to May 31, 2016, and Mr. Ryan was awarded 3,865 restricted stock units having a grant date fair value computed in accordance with ASC Topic 718 of $82,402, or $21.32 per share underlying each restricted stock unit, for his service on the Board of Directors from October 1, 2015 to May 31, 2016. Subject to continued service as a director, 33% of each of these restricted stock unit grants vested or will generally vest on each of November 30, 2015 and February 29, 2016, and the remaining 34% on May 31, 2016. The shares of Class A common stock underlying such restricted stock units will be delivered on the earliest of (i) the termination of the director’s services, (ii) November 9, 2020, and (iii) a change in control of the company.

As of December 31, 2015, Mr. Hersch owned 7,661 unvested restricted stock units, Mr. Ryan owned 7,339 unvested restricted stock units, and Ms. Rafferty and Mr. Whitney each owned 4,762 unvested restricted stock units.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2015 consist of Paul J. Taubman, our Chairman and Chief Executive Officer, Ji-Yeun Lee, our Managing Partner, Helen T. Meates, our Chief Financial Officer, and James W. Cuminale, our General Counsel.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our named executive officers in respect of fiscal year 2015. The table also includes the value of equity awards received in connection with our merger and spin-off transactions on October 1, 2015.

Name and Principal Position	Year	Salary(1) $	Bonus(2) $		Stock Awards(5) $	Total $
Paul J. Taubman	2015	250,000	—		75,202,100	75,452,100
Chairman and CEO

Ji-Yeun Lee	2015	87,500	650,000	(3)	12,272,950	13,010,450
Managing Partner

Helen T. Meates	2015	125,000	1,750,000		2,386,100	4,261,100
Chief Financial Officer

James W. Cuminale	2015	87,500	1,562,500	(4)	2,529,150	4,304,150
General Counsel

(1)

The amounts in this column represent base salary earned for the period commencing with the completion of our merger and spin-off transactions on October 1, 2015 and ending on December 31, 2015. The 2015 annualized base salaries for each of the named executive officers are as follows: Mr. Taubman: $1,000,000; Ms. Lee: $350,000; Ms. Meates: $500,000; and Mr. Cuminale: $350,000. For a discussion of 2016 base salaries, see “Executive Compensation Elements—Base Salary.”

(2)

The amounts in this column represent discretionary annual bonuses paid for performance in respect of fiscal year 2015. The portion of the annual bonus that would have been paid to Ms. Lee, Ms. Meates and Mr. Cuminale in restricted stock units pursuant to the PJT Partners Inc. 2015 Bonus Deferral Plan (Ms. Lee: $120,000; Ms. Meates: $575,000; and Mr. Cuminale: $490,625) was instead paid to the executive in cash, subject to clawback under certain circumstances. The repayment terms for the portion of the annual bonuses subject to clawback are described below under “Executive Compensation Elements—Annual Cash Incentive Bonuses.”

(3)

Given Ms. Lee’s leadership and executive management role with our company, in a manner more in line with the compensation practice with respect to Mr. Taubman, for performance year 2015 Ms. Lee’s total compensation was set at $1,000,000 by the Compensation Committee, with $350,000 paid in the form of base salary and $650,000 as annual bonus. For performance year 2016, the Compensation Committee elected to adjust Ms. Lee’s base salary to $1,000,000, again, in a manner more in line with the compensation practice with respect to Mr. Taubman.

(4)	Mr. Cuminale’s annual bonus was adjusted from an annualized rate of $1,900,000 in consideration of his joining the company in July 2015.
(5)

The amounts in this column reflect the aggregate grant date fair value in accordance with ASC Topic 718, which is $21.00 per unit for the Founder Units and $5.72 per unit for the Earn-Out Units. A discussion of the assumptions used in calculating these values can be found in Note 10 to our 2015 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Mr. Taubman, Ms. Lee, Ms. Meates and Mr. Cuminale received a grant of 2,750,000, 455,000, 100,000, and 100,000 Founder Units, respectively, and 3,050,000, 475,000, 50,000 and 75,000 Earn-Out Units, respectively, in connection with the merger and spin-off transactions. The terms of the Founder Units and Earn-Out Units are described below under “Merger and Spin-off Transaction Equity Events.”

A portion of the Founder Units and/or Earn-Out Units granted to each of Mr. Taubman and Ms. Lee in respect of the merger and spin-off transactions were received in exchange for the contribution of their respective interests in PJT Capital. Because such Founder Units and Earn-Out Units granted in the transaction contain a service period requirement and were treated as compensation expense under ASC Topic 718, the entirety of their values are included in this Summary Compensation Table.

The grant date fair values relating to the Founder Units are as follows: Mr. Taubman—$57,750,000 (of which, the entire amount was received in exchange for the contribution of his interest in PJT Capital); Ms. Lee—$9,555,000 (of which, $8,846,292 was received in exchange for the contribution of her interest in PJT Capital); Ms. Meates—$2,100,000; and Mr. Cuminale—$2,100,000.

The grant date fair values relating to the Earn-Out Units are as follows: Mr. Taubman—$17,452,100 (of which, $8,437,392 was received in exchange for the contribution of his interest in PJT Capital); Ms. Lee—$2,717,950; Ms. Meates—$286,100; and Mr. Cuminale—$429,150. Because the Earn-Out Units are subject to vesting conditions that do not affect the number of units awarded, the maximum grant date fair values are equal to the grant date fair values reported for the total number of units as presented in the table.

Executive Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in respect of fiscal year 2015:

Base Salary. We provided an annual base salary of $1,000,000, $350,000, $500,000 and $350,000 to each of Mr. Taubman, Ms. Lee, Ms. Meates and Mr. Cuminale, respectively. The amount of the base salary for the named executive officers was set in accordance with the terms of their respective partner agreements with us, and may be adjusted from time to time in accordance with those agreements.

Given Ms. Lee’s leadership and executive management role with our company, in a manner more in line with the compensation practice with respect to Mr. Taubman, for performance year 2015 Ms. Lee’s total compensation was set at $1,000,000 by the Compensation Committee, with $350,000 paid in the form of base salary and $650,000 as annual bonus. For performance year 2016, the Compensation Committee elected to adjust Ms. Lee’s base salary to $1,000,000, again, in a manner more in line with the compensation practice with respect to Mr. Taubman.

Annual Cash Incentive Bonuses. Mr. Taubman did not receive an annual bonus with respect to performance year 2015, and we do not anticipate paying Mr. Taubman an annual bonus through October 1, 2018, the third anniversary of the closing of the merger and spin-off transactions, in accordance with the terms of Mr. Taubman’s Partner Agreement, although the Compensation Committee has the discretion to provide otherwise.

We did not set specific performance targets upon which the annual bonuses paid to Ms. Lee, Ms. Meates and Mr. Cuminale would become payable. Instead, the annual bonuses paid to Ms. Lee, Ms. Meates and Mr. Cuminale were discretionary in amount and were based on a performance evaluation conducted by Mr. Taubman, in consultation with the Compensation Committee. The evaluation involved an analysis of both (i) our overall company performance and (ii) the performance of the individual officer and his or her contributions to the company. With respect to Ms. Lee, factors considered were her leadership and executive management role with our company, and as such, the desire by the Compensation Committee to compensate Ms. Lee in a manner more in line with

Mr. Taubman. With respect to Ms. Meates, factors considered included her leadership and oversight of our global finance function and her role in the successful spin-off and merger transactions undertaken by the company. With respect to Mr. Cuminale, factors considered included his leadership and oversight of our global legal and compliance functions and his role in the successful spin-off and merger transactions undertaken by the company.

As previously disclosed on our Form 8-K filed on December 11, 2015, for performance year 2015, the Compensation Committee determined that annual bonus amounts payable to the company’s partners (which included the named executive officers) be paid in cash, subject to clawback, instead of having a portion of the annual bonus payments deferred under the PJT Partners Inc. 2015 Bonus Deferral Plan (the “Bonus Deferral Plan”) in the form of restricted stock units. This determination was based on (i) the company’s belief that its securities are undervalued, (ii) the fact that the company had only been operating as a stand-alone company for one fiscal quarter whereas the Bonus Deferral Plan was structured for a full year of performance, and (iii) the already significant equity and equity-based holdings of the partners, including as a result of the substantial purchase of shares of Class A common stock by a broad base of partners (including all of the named executive officers) in November 2015 and the equity awards already granted to partners in October 2015 in connection with the merger and spin-off transactions.

The gross portion of the annual bonus payment that otherwise would have been deferred under the Bonus Deferral Plan (Ms. Lee: $120,000; Ms. Meates: $575,000; and Mr. Cuminale: $490,625), as calculated in accordance with the terms of the Bonus Deferral Plan, is subject to clawback, such that if the named executive officer voluntarily terminates his or her employment, is terminated for cause or breaches restrictive covenants following retirement, such amounts are subject to repayment as follows:

Date of Termination	Percentage of 2015 Annual Cash Bonus Required to be Repaid
On or Prior to December 31, 2016	100%
Between January 1, 2017 and December 31, 2017	66%
Between January 1, 2018 and December 31, 2018	33%

Retirement Arrangements. We have a 401(k) savings plan for eligible employees, including our named executive officers, and may, in our sole discretion, provide annual matching contributions to 401(k) plan participants. We currently do not offer matching contributions to our named executive officers.

Employee Benefits. Eligible employees, including our named executive officers, participate in broad-based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance coverage. Our named executive officers participate in these programs on the same basis as eligible employees generally, but the company does not pay for any portion of such employee benefits for partners, including our named executive officers.

Perquisites. We offer perquisites to named executive officers that are the same as those offered to all of our other employees.

Merger and Spin-off Transaction Equity Grants

As disclosed in footnote (5) to the “Summary Compensation Table,” in connection with the closing of the merger and spin-off transactions on October 1, 2015, our named executive officers acquired Founder Units and Earn-Out Units (each as defined below) in PJT Partners Holdings. As further specified in footnote (5) to the “Summary Compensation Table,” each of Mr. Taubman and Ms. Lee exchanged their respective interests in PJT Capital and accordingly, certain of the PJT Partners Holdings interests received by them were received in exchange for the contribution of their respective interests in PJT Capital.

Founder Units. Pursuant to the partner agreements and the agreement governing the merger and spin-off transactions (the “Transaction Agreement”), certain of our partners, including our named executive officers, acquired Partnership Units in PJT Partners Holdings (“Founder Units”). For purposes of this discussion, Founder Units also include “Founder LTIP Units” in PJT Partners Holdings, which are a series of LTIP Units that participate, from issuance, in all distributions by PJT Partners Holdings (other than liquidating distributions), ratably, on a per unit basis, with Partnership Units. Founder Units vest over a five year period, with 20% vesting on October 9, 2017 (the third anniversary of the signing of the Transaction Agreement), 30% vesting on October 9, 2018 (the fourth anniversary of the signing of the Transaction Agreement), and 50% vesting on October 9, 2019 (the fifth anniversary of the signing of the Transaction Agreement) and vest in full upon a change in control of PJT Partners.

Founder Earn-Out Units. Certain of our partners, including our named executive officers, acquired LTIP Units in PJT Partners Holdings (referred to as “Earn-Out Units”), which are subject to both time and performance vesting. Earn-Out Units satisfy the time-vesting requirement over a five year period, with 20% vesting on October 9, 2017 (the third anniversary of the signing of the Transaction Agreement), 30% vesting on October 9, 2018 (the fourth anniversary of the signing of the Transaction Agreement) and 50% vesting on October 9, 2019 (the fifth anniversary of the signing of the Transaction Agreement). The performance vesting requirement will be satisfied upon the shares of Class A common stock achieving certain volume-weighted average share price targets over any consecutive 30-day trading period, as follows:

•	1/5th of the Earn-Out Units will be earned upon achieving a volume-weighted average trading price of Class A common stock of $48 per share;

•	1/5th of the Earn-Out Units will be earned upon achieving a volume-weighted average trading price of Class A common stock of $55 per share;

•	1/5th of the Earn-Out Units will be earned upon achieving a volume-weighted average trading price of Class A common stock of $63 per share;

•	1/5th of the Earn-Out Units will be earned upon achieving a volume-weighted average trading price of Class A common stock of $71 per share; and

•	1/5th of the Earn-Out Units will be earned upon achieving a volume-weighted average trading price of Class A common stock of $79 per share.

The performance vesting requirements must be met prior to October 1, 2021, the sixth anniversary of the closing of the merger and spin-off transactions, and any Earn-Out Units not meeting the designated requirements prior to such date will be forfeited. No portion of the Earn-Out Units will become vested until both the time-vesting and performance-vesting conditions have been satisfied. Upon a change in control of PJT Partners, the time-vesting conditions will be deemed satisfied, but the performance-vesting conditions will be satisfied only if the applicable share price targets are achieved in connection with such change in control.

The Founder Units and Earn-Out Units are subject to the terms of the partnership agreement of PJT Partners Holdings, the PJT Partners Inc. 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and the applicable award agreements. The units are also subject to certain treatment in connection with a termination of service (or upon other events) under the respective partner agreement of each partner, including that of each named executive officer, as described below.

Partner Agreements

Partner Agreement with Paul J. Taubman

PJT Partners Holdings has entered into a partner agreement with Mr. Taubman (the “CEO Agreement”) which governs the terms of his service from and after the closing of the merger and spin-off transactions on October 1, 2015. The CEO Agreement provides for an annual base salary of $1,000,000 through October 1, 2018, the third anniversary of the closing of the merger and spin-off transactions. Thereafter, Mr. Taubman’s compensation will be determined by our Compensation Committee, subject to a minimum annual base salary of $350,000.

In addition to the grants and related terms of the Founder Units and Earn-Out Units applicable to Mr. Taubman as described in “Merger and Spin-off Transaction Equity Grants,” the agreement also provides that if Mr. Taubman’s service to PJT Partners Holdings terminates for any reason other than Mr. Taubman’s resignation without good reason or by PJT Partners Holdings for cause, then (i) all unvested Founder Units will remain outstanding and continue to be eligible to vest on their regularly scheduled vesting dates during the period Mr. Taubman is bound by the restrictive covenants described below (the “Restriction Period”) and will vest in full upon the expiration of the Restriction Period (or, if earlier, the date of Mr. Taubman’s death), and (ii) the unvested Earn-Out Units will remain outstanding and become vested upon the satisfaction of the applicable stock price performance conditions and continue to be eligible to time vest on their regularly scheduled vesting dates during the Restriction Period, with full time-vesting at the end of the Restriction Period (or, if earlier, the date of Mr. Taubman’s death).

Notwithstanding the foregoing, if Mr. Taubman’s service to PJT Partners Holdings is terminated for any reason other than his resignation without Board Change Good Reason (as defined below), or termination by PJT Partners Holdings for cause, in each case within 24 months following a Board Change of Control (as defined below), then all of Mr. Taubman’s unvested Founder Units and Earn-Out Units will fully vest upon such termination, without regard to any applicable service or performance vesting conditions. In the event of any other termination of Mr. Taubman’s service or his uncured breach of the non-competition or non-solicitation covenants (described below), his unvested Founder Units and Earn-Out Units will be forfeited automatically.

Mr. Taubman is generally subject to covenants of non-competition and non-solicitation of employees, consultants, clients and investors during his service to PJT Partners Holdings and for a period ending on the later of (x) March 31, 2017 and (y) one year following the termination of his service to PJT Partners Holdings in the case of the non-competition restrictions, and two years following the termination of his service to PJT Partners Holdings in the case of the non-solicitation restrictions. If Mr. Taubman is terminated by PJT Partners Holdings without cause or he resigns for good reason, the foregoing periods of time during which he will be subject to the non-competition restrictions will be reduced to 120 days and 90 days, respectively. If Mr. Taubman’s service with PJT Partners Holdings is terminated for any reason other than his resignation without Board Change Good Reason or a termination of service by PJT Partners Holdings for cause, in each case within 24 months following a Board Change of Control, then (1) the covenants of non-competition and non-solicitation of client and investors will expire upon termination, and (2) the covenants of non-solicitation of employees and consultants will expire six months after termination. Mr. Taubman is also subject to perpetual covenants of confidentiality and non-disparagement.

For purposes of the CEO Agreement:

•

“cause” means the occurrence or existence of any of the following: (i) Mr. Taubman’s willful act of fraud, misappropriation, or embezzlement against PJT Partners Holdings that has a material adverse effect on the business of PJT Partners Holdings, (ii) Mr. Taubman’s conviction of a felony or (iii) an un-appealable final determination by a court or regulatory body having authority with respect to securities laws that Mr. Taubman violated any applicable securities laws or any rules or regulations thereunder if such final determination (A) bars Mr. Taubman from employment in the securities industry or (B) renders Mr. Taubman unable to substantially perform his duties to PJT Partners Holdings; provided, that, PJT Partners Holdings must provide a notice of termination to Mr. Taubman within 60 days of the occurrence of the event constituting “cause,” and, other than with respect to clause (ii) above, Mr. Taubman will have the opportunity to cure within 30 days of receiving such notice.

•

“good reason” means the occurrence of any of the following events without Mr. Taubman’s written consent: (i) a material adverse change in Mr. Taubman’s titles, positions, authority, duties or responsibilities, (ii) the assignment of any duties materially inconsistent with Mr. Taubman’s positions, (iii) a reduction of Mr. Taubman’s salary, (iv) the relocation of Mr. Taubman’s principal place of service to anywhere other than PJT Partners Holdings’ principal office, (v) a material breach by PJT Partners Holdings or its affiliates of the CEO Agreement or any other material agreement with PJT Partners Holdings or its affiliates, (vi) the failure of PJT Partners Holdings to nominate Mr. Taubman or Mr. Taubman’s failure to be elected to our Board of Directors (other than as a result of Mr. Taubman’s voluntary resignation) or Mr. Taubman’s removal as a member of the board by PJT Partners Holdings (other than for “cause”), (vii) the hiring or firing of any executive officer, or (viii) the failure by PJT Partners Holdings to obtain written assumption of the Partner Agreement by a purchaser or successor of PJT Partners Holdings; provided, that, Mr. Taubman must provide a notice of termination to PJT Partners Holdings within 60 days of the occurrence of the event constituting “good reason,” and PJT Partners Holdings will have the opportunity to cure within 30 days of receiving such notice.

•

“Board Change Good Reason” means the occurrence of any of the following events without Mr. Taubman’s written consent: (i) a material adverse change in Mr. Taubman’s titles, positions, authority, duties or responsibilities, (ii) the assignment any duties materially inconsistent with Mr. Taubman’s positions, (iii) a reduction of Mr. Taubman’s salary, (iv) the relocation of Mr. Taubman’s principal place of service to anywhere other than PJT Partners Holdings’ principal office, (v) a breach by PJT Partners Holdings or its affiliates of the CEO Agreement or any other material agreement with PJT Partners Holdings or its affiliates, (vi) the failure of PJT Partners Holdings to nominate Mr. Taubman or Mr. Taubman’s failure to be elected to our Board of Directors(other than as a result of Mr. Taubman’s voluntary resignation) or Mr. Taubman’s removal as a member of the board by PJT Partners Holdings (other than for “cause”), (vii) the failure by PJT Partners Holdings to obtain written assumption of the CEO Agreement by a purchaser or successor of PJT Partners Holdings, (viii) PJT Partners Holdings or any of its affiliates effecting a material disposition, acquisition or other business combination, (ix) PJT Partners Holdings or any of its affiliates entering into a new significant business line or discontinuing a significant existing business line, (x) the hiring or firing of any executive officer, or (xi) PJT Partners Holdings or any of its affiliates making any material compensation decisions with respect to partners or employees other than Mr. Taubman or PJT Partners Holdings or any of its affiliates failing to implement any material compensation decision made by Mr. Taubman with respect to partners or employees; provided, that, Mr. Taubman must provide a notice of termination to PJT Partners Holdings within 120 days of the occurrence of the event constituting “Board Change Good Reason,” and PJT Partners Holdings will have the opportunity to cure within 10 days of receiving such notice.

•

“Board Change of Control” means a majority of the members of our Board of Directors ceasing to be “continuing directors” which means any member of our Board of Directors who: (i) was a member of such board immediately following the merger and spin-off transactions on October 1, 2015; or (ii) was nominated for election or elected or appointed to the board with the approval of a majority of the “continuing directors” who were members of such board at the time of such nomination, election or appointment.

Partner Agreements with Ji-Yeun Lee, Helen T. Meates and James W. Cuminale

In connection with the closing of the merger and spin-off transactions, PJT Partners Holdings entered into partner agreements with each of Ms. Lee, Ms. Meates and Mr. Cuminale on October 1, 2015. The agreements generally set forth the terms of service of each officer, including their respective compensation and benefits, as described in “Executive Compensation Elements.”

In addition to the grants and terms of the Founder Units and Earn-Out Units applicable to each of these officers as described in “Merger and Spin-off Transaction Equity Grants,” each partner agreement also provides that if an officer’s service terminates for any reason other than such officer’s resignation without good reason or by PJT Partners Holdings for cause, then (i) all of such officer’s unvested Founder Units will remain outstanding and continue to be eligible to vest on their regularly scheduled vesting dates during the Restriction Period and will vest in full upon the expiration of the Restriction Period (or, if earlier, the date of such officer’s death), and (ii) the unvested Earn-Out Units will become vested to the extent the applicable stock price performance conditions are met on or prior to the date of termination of service and, unless otherwise determined by Mr. Taubman, all remaining unvested Earn-Out Units will be forfeited. In the event of any other termination of the officer’s service or uncured breach of the non-competition or non-solicitation covenants (described below), such officer’s unvested Founder Units and Earn-Out Units will be forfeited automatically.

These officers are generally subject to covenants of non-competition and non-solicitation of employees, consultants, clients and investors during their service to PJT Partners Holdings and for a period ending on the later of (x) March 31, 2017 and (y) one year following the termination of service to PJT Partners Holdings in the case of the non-competition restrictions, and two years following the termination of service to PJT Partners Holdings in the case of the non-solicitation restrictions. If the executive officer is terminated by PJT Partners Holdings without cause or the executive officer resigns for good reason, the foregoing periods of time during which they will be subject to the non-competition restrictions will be reduced to 120 days and 90 days, respectively. The officers are also subject to perpetual covenants of confidentiality and non-disparagement.

For purposes of the partner agreements with Ms. Lee, Ms. Meates and Mr. Cuminale:

•

“cause” means the occurrence or existence of any of the following: (i) (x) any material breach of the partner agreement, (y) material breach of any material rules or regulations of PJT Partners Holdings applicable that have been provided that has a material adverse effect on the business of PJT Partners Holdings, or (z) deliberate and repeated failure to perform substantially the executive officer’s material duties to PJT Partners Holdings;

provided that, in the case of any of the foregoing clauses (x), (y) or (z), PJT Partners Holdings has given the executive officer written notice within fifteen days after PJT Partners Holdings becomes aware of such action and, to the extent such action is curable, the executive officer fails to cure such breach, failure to perform or conduct or behavior within fifteen days after receipt by the executive officer of such notice (or such longer period, not to exceed an additional fifteen days, as shall be reasonably required for such cure, provided that the executive officer is diligently pursuing such cure); (ii) any act of fraud, misappropriation, embezzlement or similar conduct by the executive officer against PJT Partners Holdings; or (iii) conviction (on the basis of a trial or by an accepted plea of guilty or nolo contendere) of a felony or crime of moral turpitude, or a determination by a court of competent jurisdiction, by a regulatory body or by a self-regulatory body having authority with respect to securities laws, rules or regulations, that the executive officer individually has violated any securities laws or any rules or regulations thereunder, or any rules of any such self-regulatory body (including, without limitation, any licensing requirement), if such conviction or determination has a material adverse effect on (A) the executive officer’s ability to function as a partner, taking into account the services required of the executive officer and the nature of PJT Partners Holdings’ business, or (B) the business of PJT Partners Holdings.

•

“good reason” means the occurrence of any of the following events without the executive officer’s written consent: (i) a material adverse change in the executive officer’s title, authority, duties or responsibilities, (ii) the relocation of the executive officer’s principal place of service by more than 50 miles, (iii) a material breach by PJT Partners Holdings or its affiliates of the partner agreement or any other material agreement with PJT Partners Holdings or its affiliates, or (iv) the failure by PJT Partners Holdings to obtain written assumption of the partner agreement by a purchaser or successor of PJT Partners Holdings; provided, that, the executive officer must provide a notice of termination to PJT Partners Holdings within 60 days of the occurrence of the event constituting Good Reason, and in the event the executive officer provides notice of “good reason,” PJT Partners Holdings will have the opportunity to cure such event constituting “good reason” within 30 days of receiving such notice.

2015 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2015.

Name	Stock Awards
	Number of Shares or Units of Stock that Have Not Vested(1) (#)	Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)
Paul J. Taubman	2,750,000	77,797,500	3,050,000	86,284,500
Ji-Yeun Lee	455,000	12,871,950	475,000	13,437,750
Helen T. Meates	100,000	2,829,000	50,000	1,414,500
James W. Cuminale	100,000	2,829,000	75,000	2,121,750

(1)	Founder Units acquired upon closing of the merger and spin-off transactions on October 1, 2015 (including all 2,750,000 units for Mr. Taubman and 421,252 units for Ms. Lee that were received in exchange for the contribution of their respective interests in PJT Capital), which vest over a five year period, with 20% vesting on October 9, 2017, 30% vesting on October 9, 2018, and 50% vesting on October 9, 2019 and vest in full upon a change in control of PJT Partners.

(2)	Calculated assuming that the value of each Founder Unit and Earn-Out Unit on December 31, 2015 was equal to $28.29, the value of a share of our Class A common stock on such date.
(3)

Earn-Out Units acquired upon closing of the merger and spin-off transactions on October 1, 2015 (including 1,474,553 units for Mr. Taubman that were received in exchange for the contribution of his interest in PJT Capital) that are subject to both time and performance vesting. Earn-Out Units satisfy the time-vesting requirement over a five year period, with 20% vesting on October 9, 2017, 30% vesting on October 9, 2018, and 50% vesting on October 9, 2019. The performance vesting requirement will be satisfied upon the shares of Class A common stock achieving certain volume-weighted average share price targets over any consecutive 30-day trading period ranging from $48 per share to $79 per share. The performance vesting requirement must be met prior to October 1, 2021, the sixth anniversary of the closing of the merger and spin-off transactions. No portion of the Earn-Out Units will become vested until both the time-vesting and performance-vesting conditions have been satisfied. Upon a change in control of PJT Partners, the time-vesting conditions will be deemed satisfied, but the performance-vesting conditions will be satisfied only if the applicable share price targets are achieved in connection with such change in control. The number of Earn-Out Units reported reflects the total number of units granted even though the performance period will not end until October 1, 2021 and vesting is contingent on meeting volume-weighted average share price targets. Therefore, there is no assurance that any portion of these units will be earned. For more information about the Earn-Out Units, see “Merger and Spin-Off Transaction Equity Grants.”

Equity Compensation Plan Information

Our Omnibus Incentive Plan provides for grants of stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards, including Partnership Units and LTIP Units. The Omnibus Incentive Plan provides that the total number of shares of Class A common stock, Partnership Units or LTIP Units that may be issued for new awards granted under the Omnibus Incentive Plan is 7,000,000 (counting the number of shares of Class A common stock into which any Partnership Units or LTIP Units are, or may become, exchangeable and subject to the reallocation provisions of the Partnership Agreement); provided, however, that such share reserve amount is in addition to the number of shares issuable under the Omnibus Incentive Plan in connection with the vesting or exchange of replacement awards, retention awards, certain restricted stock awards granted to non-U.S. personnel, Partnership Units or LTIP Units issued or granted to our personnel in connection with the merger and spin-off transactions, which amounted to 17,621,894 shares and units in the aggregate. For a further discussion of the Omnibus Incentive Plan, see Note 10 to our 2015 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

The following table presents certain information about our equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Approved
PJT Partners Inc. 2015 Omnibus Incentive Plan	125,314(1)	N/A(1)	6,874,686(2)
Not Approved
None	—	—	—

(1)	Consists of 125,314 restricted stock units granted under the Omnibus Incentive Plan, which do not have an exercise price.
(2)

Consists of shares of Class A common stock issuable under the Omnibus Incentive Plan pursuant to various awards that the Compensation Committee may make, including stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards, including Partnership Units and LTIP Units.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 28, 2016, information regarding the beneficial ownership of our Class A common stock and Class B common stock and PJT Partners Holdings Partnership Units and Founder Units held by: (1) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our outstanding voting securities; (2) each of our directors; (3) each of our named executive officers; and (4) all of our current directors and named executive officers as a group. Percentage of beneficial ownership is based upon (1) 17,966,456 shares of our Class A common stock issued and outstanding, (2) 34,027,935 Partnership Units outstanding, including 17,966,456 Partnership Units held by PJT Partners Inc., and (3) 17,966,759 votes associated with Class A common stock and Class B common stock on director elections as well as 40,397,217 votes associated with Class A common stock and Class B common stock on all other matters, in each case, as of March 28, 2016. To our knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o PJT Partners Inc., 280 Park Avenue, New York, New York 10017.

	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned(2)	Partnership Units Beneficially Owned (1)(2)(3)			Combined Voting Power in Director Elections and Removals (2)(4)(5)	Combined Voting Power in All Other Matters (2)(4)(5)
Name of Beneficial Owner	Number	% of Class		Number		% of Class	%	%
5% Stockholders:
Grantham, Mayo, Van Otterloo & Co. LLC(6)	1,030,877	5.7	—	—		—	5.7	2.6
Stephen A. Schwarzman(7)	1,180,218	6.6	11	4,617,902		13.6	6.6	2.9
Sessa Capital IM, L.P.(8)	1,091,447	6.1	—	—		—	6.1	2.7

Directors and Executive Officers:
Paul J. Taubman	300,000	1.7	1	2,750,000		8.1	1.7	32.0
Dennis S. Hersch(9)	14,000	*	—	—		—	*	*
Emily K. Rafferty(9)	—	—	—	—		—	—	—
Thomas M. Ryan(9)	10,000	*	—	—		—	*	*
Kenneth C. Whitney(9)(10)	38,885	*	2	152,149		*	*	*
Ji-Yeun Lee	37,500	*	1	455,000		1.3	*	*
Helen T. Meates	7,500	*	1	100,000		*	*	*
James W. Cuminale	42,500	*	1	100,000	(11)	*	*	*
Directors and executive officers as a group (8 persons)	450,385	2.5	6	3,557,149		10.5	2.5	35.8

*      Represents less than one percent.

(1)

Subject to the terms of the Exchange Agreement, the Partnership Units may be exchanged for cash equal to the then-current market value of an equal number of shares of our Class A common stock (determined in accordance with and subject to adjustment under the Exchange Agreement), or, at our election, for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for splits, unit distributions and reclassifications. See “Certain Relationships and Related

Person Transactions—Exchange Agreement.” Beneficial ownership of Partnership Units reflected in this table has not been also reflected as beneficial ownership of shares of our Class A common stock for which such units may be exchanged. Percentage of Partnership Units treats Partnership Units held by PJT Partners as outstanding.

(2)

The shares of Class B common stock have no economic rights but entitle the stockholder, without regard to the number of shares of Class B common stock held, to a number of votes that is equal to the aggregate number of vested and unvested Partnership Units and LTIP Units in PJT Partners Holdings held by such stockholder on all matters presented to stockholders of PJT Partners other than director elections and removals. With respect to the election and removal of directors of PJT Partners, shares of Class B common stock will initially entitle stockholders to only one vote per share, representing significantly less than one percent of the voting power entitled to vote thereon. However, the voting power of Class B common stock with respect to the election and removal of directors of PJT Partners may be increased to up to the number of votes to which a stockholder is then entitled on all other matters presented to stockholders. The voting power on applicable matters afforded to holders of partnership interests by their shares of Class B common stock is automatically and correspondingly reduced as they exchange Partnership Units for cash or for shares of Class A common stock pursuant to the Exchange Agreement. If at any time the ratio at which Partnership Units are exchangeable for shares of Class A common stock changes from one-for-one as described under “Certain Relationships and Related Person Transactions—Exchange Agreement,” the number of votes to which Class B common stockholders are entitled on applicable matters will be adjusted accordingly. Holders of shares of our Class B common stock will vote together with holders of our Class A common stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

(3)

Does not reflect 3,050,000, 475,000, 50,000 and 75,000 Earn-Out Units received by Mr. Taubman, Ms. Lee, Ms. Meates and Mr. Cuminale, respectively, on October 1, 2015 in connection with the merger and spin-off transactions.

(4)	Represents percentage of voting power of the Class A common stock and Class B common stock voting together as a single class.
(5)

Blackstone’s senior management, including Mr. Schwarzman and all of Blackstone’s other executive officers, have provided an irrevocable proxy to Mr. Taubman to vote their shares of Class B common stock for so long as Mr. Taubman is the CEO of PJT Partners. The combined voting power information in this table gives effect to such proxy.

(6)	Based solely on information provided on a Schedule 13G filed with the SEC on February 12, 2016. The business address of Grantham, Mayo, Van Otterloo & Co. LLC is 40 Rowes Wharf, Boston, MA 02110.
(7)

Based solely on information provided on a Schedule 13D filed with the SEC on October 13, 2015 as well as representations made by agents of Mr. Schwarzman with respect to his direct and indirect beneficial ownership. The business address of Mr. Schwarzman is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154. Includes the following shares and units held for the benefit of family members with respect to which Mr. Schwarzman disclaims beneficial ownership: 8,481 shares of Class A common stock, 2 shares of Class B common stock and 33,185 Partnership Units held in various trusts for which Mr. Schwarzman is the investment trustee; includes 13,809 shares of Class A common stock, 5 shares of Class B common stock and 54,028 Partnership Units held in grantor retained annuity trusts for which Mr. Schwarzman is the investment trustee; and includes 7,320 shares of Class A common stock, 1 share of Class B common stock and 28,643 Partnership Units held by a corporation for which Mr. Schwarzman is the controlling stockholder. Mr. Schwarzman also directly, or through a corporation for which he is the controlling stockholder, beneficially owns an additional 1,854 shares of Class A common stock, 1 share of Class B common stock and 7,253 Partnership Units. In addition, the above table excludes Class A shares, Class B shares and Partnership Units held by Mr. Schwarzman’s children or in trusts for the benefit of his family as to which he has no voting or investment control.

(8)

Based solely on information provided on a Schedule 13G/A filed with the SEC on February 16, 2016. The business address of Sessa Capital IM, L.P. is 1350 Avenue of the Americas, New York, New York, 10019.

(9)	Does not reflect 9,110, 4,762, 8,627 and 4,762 restricted stock units received by Mr. Hersch, Ms. Rafferty, Mr. Ryan and Mr. Whitney, respectively.

(10)	Includes 1,725 shares of Class A common stock, 1 share of Class B common stock and 6,750 Partnership Units held in a trust for which Mr. Whitney is the investment trustee.
(11)	Founder Units held in a family limited liability company which is controlled by Mr. Cuminale.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of holdings of, and transactions in, our shares with the SEC. To the best of our knowledge, based solely on copies of such reports and representations from these reporting persons, we believe that in 2015, our directors, executive officers and ten percent stockholders met all applicable SEC filing requirements. Reports filed with the SEC detailing purchases and sales of our equity securities by such persons may be found on our corporate website at www.pjtpartners.com under “Investor Relations/Financial Reports/SEC Filings.”

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our board of directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel, or such other person designated by our board of directors, any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel, or such other person, will then promptly communicate that information to our Board of Directors. No related person transaction will be executed without the approval or ratification of our Board of Directors or a duly authorized committee of our Board of Directors. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

Transaction Agreement

In connection with the merger and spin-off transactions and the retention of Paul J. Taubman as our Chairman and CEO, we and Blackstone entered into a Transaction Agreement with Mr. Taubman, PJT Capital and the other parties thereto, pursuant to which we acquired, on the terms and subject to the conditions set forth therein, all of the outstanding equity interests in PJT Capital (the “acquisition”).

The Acquisition. Under the Transaction Agreement, immediately prior to the distribution, we acquired 100% of the equity interests of PJT Capital and PJT Management, LLC (its general partner). As a result of the acquisition, PJT Capital became our wholly owned subsidiary.

Partner Agreements. Pursuant to the Transaction Agreement, each of Mr. Taubman and senior members of his team executed and delivered a Partner Agreement providing for such person’s employment by PJT Partners Holdings, which became effective pursuant to their terms as of the date of the distribution. See “Executive Compensation—Partner Agreements.”

Founder Earn-Out Units. The Transaction Agreement provided for the issuance to Mr. Taubman and the other partners and employees of PJT Capital at the time of the distribution of Earn-Out Units in PJT Partners Holdings, which were issued in the form of LTIP Units as described below in “—PJT Partners Holdings LP Limited Partnership Agreement” and Partnership Units, and in each case are subject to both time and performance vesting as described in “Executive Compensation–Merger and Spin-Off Transaction Equity Grants—Founder Earn-Out Units.”

Fees and Expenses. Pursuant to the Transaction Agreement, all expenses of PJT Capital in connection with the spin-off were borne by PJT Capital and all expenses of us and Blackstone in connection with the spin-off were borne by Blackstone.

Agreements with Blackstone Related to the Spin-Off

This section of the proxy summarizes material agreements between us and Blackstone (and, in certain cases, PJT Capital as well) that govern the spin-off and the ongoing relationships between the two companies thereafter and are intended to provide for an orderly transition to our status as an independent, publicly traded company.

Separation Agreement

We entered into a Separation Agreement with Blackstone prior to the closing of the spin-off. The Separation Agreement sets forth agreements with Blackstone regarding the principal actions taken in connection with the spin-off. It also sets forth other agreements that govern certain aspects of our relationship with Blackstone following the spin-off.

Transfer of Assets and Assumption of Liabilities. The Separation Agreement sets forth the principal transactions required to effect our separation from Blackstone and provides for certain transfers of assets and assumptions of liabilities. The contributed assets included the following:

•	100% of the equity interests in Park Hill Group LLC and the regulatory-related permits and licenses used by Park Hill Group LLC for purposes of our business;

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the assets of Blackstone Advisory Partners L.P. (“BAP”) that were exclusively or primarily used, or held for exclusive or primary use, in (x) the financial and strategic advisory services conducted by BAP and/or (y) the restructuring and reorganization advisory services conducted by BAP (including, in each case, BAP engagement letters and other contracts, employees and employment agreements and tangible property);

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$55 million in cash, which amount was determined prior to the spin-off and took into account the accounts receivable our business had as of the date of the spin-off and was designed to satisfy all regulatory and statutory reserve requirements to provide minimum working capital to our business; and

•	such other assets of Blackstone subsidiaries that were exclusively or primarily used, or held for exclusive or primary use, in our business.

The assumed liabilities included only specifically identified liabilities, including:

•	liabilities to the extent they related exclusively or primarily to our business or the ownership of the contributed assets;

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liabilities contemplated to be assumed by our business by the Separation Agreement, the Registration Rights Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Employee Matters Agreement, the Tax Matters Agreement and the Transition Services Agreement (each as described below); and

•	accrued compensation in the amount of approximately $4 million accrued prior to the spin-off date.

Notwithstanding the foregoing, the contributed assets did not include certain excluded assets and the assumed liabilities did not include certain excluded liabilities.

Excluded assets included all assets of Blackstone or any of its affiliates not included as contributed assets, including:

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assets that were exclusively or primarily related to Blackstone’s capital markets and related capital markets services business, Blackstone’s private wealth unit, and businesses and activities related to the funds of Blackstone and its affiliates, including “IRBD” and “GSO”;

•	the Blackstone name and trademarks;

•	all cash and cash equivalents in excess of $55 million contributed to us (as described above);

•	all regulatory-related permits and licenses other than those held by Park Hill Group LLC; and

•	the equity interests in BAP.

Excluded liabilities included all liabilities of Blackstone or any of its affiliates not included as assumed liabilities, including:

•	accrued cash compensation in the amount of approximately $65 million for employees and partners which had been accrued prior to the spin-off date;

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certain liabilities with respect to the employment, service, termination of employment or termination of service of former employees retained by Blackstone and any lease breakage costs incurred by us or our subsidiaries prior to March 31, 2016;

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liabilities incurred in connection with the implementation of the internal reorganization of Blackstone (pursuant to which the operations that historically constituted Blackstone’s Financial Advisory reporting segment, other than Blackstone’s capital markets services business, were contributed to PJT Partners Holdings); and

•	any obligations for indebtedness for borrowed money, other than the revolving credit facility for PJT Partners Holdings.

To the extent any portion of the contributed assets or assumed liabilities or excluded assets or excluded liabilities, as the case may be, by their terms or operation of law, cannot be transferred, the parties shall cooperate and use commercially reasonable efforts to seek to obtain any necessary consents or approvals. In the event that any such transfer of contributed assets or assumed liabilities or excluded assets or excluded liabilities, as the case may be, had not been consummated by the closing, from and after the closing (1) the party retaining such contributed asset or excluded asset, as the case may be, shall thereafter hold such contributed asset or excluded asset in trust for the use and benefit of the party entitled thereto (at the expense of the party entitled thereto) and (2) the party intended to assume or retain such assumed liability or excluded liability, as the case may be, shall, pay or reimburse the party bearing such assumed liability or excluded liability for all amounts paid or incurred in connection with such assumed liability or excluded liability.

In addition, to the extent necessary and permissible for regulatory purposes, the parties agreed to put in place back-to-back arrangements in one or more jurisdictions to address any broker dealer or other licensing matters.

Build-Out Costs. Blackstone paid, or reimbursed us, for approximately $33 million of costs and expenses, net of landlord reimbursement, incurred prior to the date of the spin-off in connection with the build-out and outfitting of several of our offices, including our New York office. Costs that were covered by this agreement with Blackstone include specified costs and expenses for fixed assets necessary for occupancy at these offices, including leasehold improvements, office equipment and upfront software implementation costs.

Mutual Release and Indemnity. The Separation Agreement provided for a customary mutual release of all pre-closing claims by Blackstone and us. In addition, Blackstone agreed to indemnify us for losses arising out of any excluded assets or excluded liabilities and we agreed to indemnify Blackstone for losses arising out of contributed assets and assumed liabilities.

Legal Materials. The Separation Agreement contains customary provisions with respect to invocation of joint representation privilege relating to pre-separation privileged documents and cooperation with respect to litigation relating to pre-separation matters (including customary witness services covenant). Blackstone is entitled to control the assertion or waiver of privilege with respect to any privileged materials to the extent relating to Blackstone’s business other than the PJT Partners business.

Non-Compete and No Solicitation. The Separation Agreement contains customary covenants with respect to access and record retention following the spin-off. Additionally, the Separation Agreement includes non-competition and non-solicit covenants.

The Separation Agreement provides that during the period beginning on the distribution date and ending on the third (3rd) anniversary thereof, each of Blackstone and its affiliates will not engage (whether as an owner, operator, manager, employee, officer, director, consultant, advisor, representative or otherwise), directly or indirectly, anywhere in the world in a business competitive with the PJT Partners business or the business of PJT Capital. Notwithstanding the foregoing, the foregoing covenant will not be deemed to prohibit or otherwise restrict:

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the conduct of any business of Blackstone or any of its affiliates (including Pátria Investimentos Ltda. and its affiliates and Blackstone’s capital markets business, and advisory services provided by Blackstone and its affiliates to its funds and their portfolio companies) (other than the PJT Partners business) in a manner consistent in all material respects with the way such business is conducted as of the distribution date;

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the acquisition of or any investment in any entity or person whose aggregate annual revenue (including the revenue of such person or entity’s subsidiaries) from providing investment banking services, financial and strategic advisory services, restructuring and reorganization advisory services and funds advisory services do not exceed twenty-five percent (25%) of its aggregate annual revenue (including the revenue of such person or entity’s subsidiaries);

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the business or operation of any direct or indirect portfolio companies of investment funds or vehicles or accounts managed or sponsored by Blackstone or any of its affiliates or any of the fund management or advisory business of Blackstone or any of its affiliates; and

•	ownership of less than five percent (5%) of the outstanding stock of any publicly-traded corporation.

No Solicitation. Until October 1, 2017, each of Blackstone and us, on the one hand, and the seller parties and PJT Capital, on the other hand, shall not, and shall cause their respective affiliates not to, without the prior written consent of the other parties, directly or indirectly, solicit or hire (or cause or seek to cause to leave the employ of the other parties), whether as an officer, employee or consultant or other independent contractor, any individual who is currently or hereafter becomes a senior officer (or partner) or other management-level employee of the other parties, provided, however, that these restrictions shall not apply (x) to any general advertisement, or any search firm engagement which, in any such case, is not directed or focused on personnel employed by the other parties or their affiliates or (y) the solicitation or hiring of any individual whose employment or term in office was terminated by the other parties or their affiliates.

Dispute Resolution; Survival. The Separation Agreement contains arbitration provisions for the resolution of disputes arising from the agreement. Except as otherwise expressly contemplated by the Separation Agreement or any of the other separation agreements, no covenants and agreements of the parties contained in the Separation Agreement or any other separation agreement survived the spin-off.

Employee Matters Agreement

We entered into an Employee Matters Agreement with Blackstone that governs the respective rights, responsibilities and obligations of the parties from and after the spin-off with respect to employee-related liabilities and our respective retirement plans, nonqualified deferred compensation plans, health and welfare benefit plans, and equity-based compensation plans (including the treatment of outstanding awards thereunder). The Employee Matters Agreement generally provides for the allocation and treatment of assets, account balances and liabilities, as applicable, arising out of incentive plans, retirement plans, nonqualified deferred compensation plans and employee health and welfare benefit programs in which our employees participated prior to the spin-off.

We generally retained or otherwise assumed all liabilities for our employees at the time of the spin-off, including for former employees of Blackstone who became our employees upon closing of the spin-off. For at least 12 months following the spin-off, each individual who remains employed by us will receive (1) a base salary and bonus opportunity that generally are no less favorable in aggregate than those provided immediately before the spin-off and (2) other compensation and employee benefits that are substantially similar in the aggregate to those in effect immediately prior to the spin-off. We assumed all annual cash incentive arrangements with respect to PJT Partners’ personnel and retained our existing or adopted new welfare, 401(k) and similar plans for PJT Partners’ personnel. However, Blackstone retained the liability for the amount of 2015 annual incentive compensation that was accrued by Blackstone for such personnel prior to the spin-off date.

Generally, fifty percent (50%) of each unvested Blackstone equity award held by PJT Partners’ personnel (other than awards scheduled to vest within 180 calendar days following the spin-off) who remained employed with us through the spin-off was converted into equity awards of PJT Partners based on an average trading price of Blackstone of $38.87, which was determined in advance of the spin-off, and an assumed $1.5 billion valuation for PJT Partners. Such converted equity awards represented an aggregate of approximately 1.5 million shares of Class A common stock of PJT Partners and Partnership Units of PJT Partners Holdings, before giving effect to any true-up awards as described in the next paragraph. The remaining 50% of each unvested Blackstone equity award generally remained denominated in Blackstone units after the spin-off, subject to adjustments in accordance with Blackstone’s equity incentive plan. The vesting and settlement terms of these converted PJT Partners awards are identical to the corresponding Blackstone award which it replaced (and the unconverted Blackstone awards also continue to vest on the same terms), except that any service-based vesting is based on continuous service to us instead of Blackstone. If any converted equity awards are forfeited by PJT Partners’ personnel, we generally will reimburse Blackstone in cash or in shares of Class A common stock of PJT Partners for the value of such forfeited replacement equity awards on a quarterly basis. If the employment of any PJT Partners’ personnel is terminated, Blackstone, in its sole discretion, may elect to accelerate the vesting of any converted equity awards.

In the event that the value of the PJT Partners’ personnel’s converted PJT Partners equity award during each 20-trading day period within the first 180 calendar days following the spin-off is less than the hypothetical value that the relinquished Blackstone award would have had over the same periods, then the PJT Partners’ personnel will receive a “true-up award” in an amount equal to the shortfall, with the shortfall calculated using 20-trading day volume-weighted average trading prices of PJT Partners and Blackstone during the last 20-trading days of the 180 days following the spin-off. If, on the other hand, the value of the converted PJT Partners equity awards is equal to or greater than the value of hypothetical value of the relinquished award in any of the 20-trading day measurement periods, then no true-up will be payable. The true-up award will be payable by

Blackstone in cash, Blackstone equity or PJT Partners equity, at Blackstone’s discretion. The true-up award will be subject to terms and conditions as determined by Blackstone in its sole discretion after consultation with PJT Partners.

Generally, if during the one-year period following the spin-off we terminate the employment of certain specified Blackstone employees, then we will provide such terminated employee with severance benefits pursuant to a formula agreed upon with Blackstone. On a monthly basis, Blackstone is obligated to reimburse us for a portion of any such severance costs to the extent required under the Employee Matters Agreement.

We issued various types of retention awards to PJT Partners personnel at the closing of the spin-off. The retention awards generally vest 100% on March 31, 2017 or March 31, 2018 (in the case of equity-based awards) or the completion of analyst programs (in the case of cash-based awards) subject, in each case, to the holder’s continued employment with us through such vesting date. Any forfeited retention award will be reallocated by us to eligible employees. If the holder’s employment is terminated by PJT Partners without cause, including as a result of the holder’s disability or death, prior to the scheduled vesting date, all or a portion of the holder’s retention awards will be deemed vested as of the termination date, scheduled vesting date or first or second anniversary of the termination date, as may be applicable to the award. In addition, following the spin-off, subject to the satisfaction of certain performance hurdles, we delivered Class A common stock (or the cash value thereof) to a limited number of our employees outside of the United States in settlement of certain restricted stock awards granted in connection with the spin-off.

Retention awards were also issued in the form of performance-vesting LTIP Units with performance-vesting conditions similar in structure to the Founder Earn-Out Units.

Tax Matters Agreement

PJT Partners and PJT Partners Holdings entered into a Tax Matters Agreement with Blackstone and the selling holders of equity interests in PJT Capital that governs the respective rights, responsibilities and obligations of the parties to the Tax Matters Agreement after the spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. Federal, state, local and foreign income taxes, other tax matters and related tax returns. We have several liabilities with one of the two corporate subsidiaries that distributed their interest in our business to other Blackstone entities (the “Distributing Corporations”) to the IRS for the consolidated U.S. Federal income taxes of such Distributing Corporation’s consolidated group relating to the taxable periods during which we were part of that group. However, the Tax Matters Agreement specifies the portion, if any, of this tax liability for which we bear responsibility and Blackstone agreed to indemnify us against any amounts for which we are not responsible. The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the spin-off is not tax-free. In addition, under the Tax Matters Agreement, PJT Partners and PJT Partners Holdings agreed to indemnify Blackstone, and Blackstone agreed to indemnify PJT Partners and PJT Partners Holdings, for any tax of PJT Partners or a Distributing Corporation resulting from certain transactions to the extent an indemnifying party’s actions caused such tax liability, whether or not the indemnified party consented to such transaction or the indemnifying party was otherwise permitted to enter into such transaction under the terms of the Tax Matters Agreement, and for all or a portion of any tax liabilities resulting from the spin-off under certain other circumstances. Moreover, the Tax Matters Agreement generally provides that the selling holders of equity interests in PJT Capital are responsible for any of its pre-acquisition taxes and that each of Blackstone, PJT Partners and PJT Partners Holdings will indemnify such selling holders for certain pre-acquisition taxes for which Blackstone, PJT Partners and PJT Partners Holdings are responsible.

The Tax Matters Agreement provides for certain covenants that may restrict our ability to pursue strategic or other transactions that otherwise could maximize the value of our business and may discourage or delay a change of control that you may consider favorable. For example, unless we receive a private letter ruling from the IRS, an opinion at no less than a “should level” reasonably acceptable to Blackstone from a nationally recognized tax advisor or Blackstone were to grant us a waiver, we are restricted until two years after the spin-off is consummated from entering into transactions (other than certain issuances of our stock pursuant to the exchange agreement) which would result in an ownership shift in PJT Partners or divestitures of our business or entities which could impact the intended tax-free nature of the spin-off. We may, however, issue shares of our Class A common stock to holders of Partnership Units pursuant to the exchange agreement or cause all or a portion of the voting power of any share of Class B common stock with respect to the election and removal of directors of PJT Partners to be increased to up to the number of votes to which a holder is then entitled on all other matters presented to stockholders, subject to certain limitations on the amount of such issuances or increases in voting power, without receiving such a private letter ruling, opinion or waiver. Under the Tax Matters Agreement, PJT Partners and PJT Partners Holdings agree to indemnify Blackstone for any tax resulting from any such transactions, whether or not Blackstone consented to such transactions or we were otherwise permitted to enter into such transactions under the Tax Matters Agreement. Though valid as between the parties, the Tax Matters Agreement will not be binding on the IRS.

Transition Services Agreement

We entered into a Transition Services Agreement with Blackstone under which Blackstone or its respective affiliates provide us with certain services, as described below, for a period of up to 24 months from the date of the spin-off (subject to the earlier termination of the agreement or any or all of the services provided thereunder in the circumstances set forth therein) to help ensure an orderly transition for each of us and Blackstone following the distribution.

Pursuant to the Transition Services Agreement, Blackstone agrees to provide us certain finance, information technology, human resources and compensation, facilities, legal and compliance, external relations, and public company services. We pay Blackstone for any such services at agreed amounts as set forth in the Transition Services Agreement. Payments are made on a quarterly basis. In addition, from time to time during the term of the agreement, we and Blackstone may mutually agree on additional services to be provided by Blackstone to us at pricing based on market rates that are reasonably agreed by the parties.

Exchange Agreement

We entered into an exchange agreement with the limited partners of PJT Partners Holdings pursuant to which they (or certain permitted transferees) have the right, subject to the terms and conditions set forth in the limited partnership agreement of PJT Partners Holdings, on a quarterly basis, from and after the first anniversary of the date of the closing of the spin-off (subject to the terms of the exchange agreement), to exchange all or part of their Partnership Units for cash, or, at our election, for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for splits, unit distributions and reclassifications. The price per Partnership Unit to be received in a cash-settled exchange will be equal to the fair value of a share of our Class A common stock (determined in accordance with and subject to adjustment under the exchange agreement). In the event cash-settled exchanges of Partnership Units are funded with new issuances of Class A common stock, the fair value of a share of our Class A common stock will be deemed to be equal to the net proceeds per share of Class A common stock received by PJT Partners in the related issuance. Accordingly, in this event, the price per Partnership Unit to which an exchanging Partnership Unitholder will be entitled may be greater than or less than the then-current market value of our Class A common stock. The exchange agreement also provides that a holder of Partnership Units will not have the right to exchange Partnership Units in the event that PJT Partners determines that such exchange would be prohibited by law, would result in any breach of any debt agreement or other material contract of PJT Partners or PJT Partners Holdings, or, subject to certain limitations, would cause unreasonable financial burden on PJT Partners Holdings. In addition, each Partnership Unitholder that was a member of the board of directors of Blackstone Group Management L.L.C. at the time of the spin-off agreed that until October 1, 2018 (or such earlier time as such Partnership Unitholder shall cease to be employed by or provide services to Blackstone) such Partnership Unitholder will (1) consult with the Chief Executive Officer of PJT Partners prior to submitting any election of exchange under the exchange agreement and (2) use commercially reasonable efforts to ensure that dispositions (if any) of the Partnership Units or Class A common stock that such Partnership Unitholder received in connection with the spin-off be effected through a plan of distribution that mitigates any sustained adverse effect on the market price of the Class A common stock. As a holder exchanges Partnership Units for cash (to the extent such cash-settled exchanges are funded with new issuances of Class A common stock as described above) or for shares of Class A common stock, the number of Partnership Units held by PJT Partners is correspondingly increased as it acquires the exchanged Partnership Units.

Registration Rights Agreement

We entered into a registration rights agreement with the limited partners of PJT Partners Holdings pursuant to which we granted them, their affiliates and certain of their transferees the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act shares of Class A common stock delivered in exchange for Partnership Units.

In addition, in the event that any holder or group of holders that elect to exchange Partnership Units with a cash value of at least $75 million (determined in accordance with the registration rights agreement) in respect of any quarterly exchange date, a demand committee comprised of certain Partnership Unitholders will have the right to request that we facilitate a registered underwritten offering with respect to (1) the sale by such holder(s) of Class A common stock delivered to such holder(s) in exchange for such Partnership Units (in the event that we elect to settle such exchange in shares of Class A common stock); or (2) the sale by us of Class A common stock to fund the cash-settled exchanges of such Partnership Units (in the event that we elect to settle such exchange in cash); provided, however, that we will not be obligated to effect any such requested registration within 180 days after the effective date of a previous registration pursuant to the registration rights agreement. In addition, we have the right to defer effecting a demand for a maximum of 60 days in certain circumstances, not to exceed 90 days in any 365-day period, including if such demand could materially interfere with a bona fide business or financing transaction.

Holders of Partnership Units also have the ability to exercise certain piggyback registration rights in respect of registered offerings requested by other registration rights holders or initiated by us, subject to customary cut-back provisions.

Tax Receivable Agreement

Holders of Partnership Units (other than PJT Partners) may, subject to the terms and conditions set forth in the partnership agreement of PJT Partners Holdings, on a quarterly basis, from and after the first anniversary of the date of the closing of the spin-off (subject to the terms of the exchange agreement) exchange their Partnership Units for cash or, at our election, for shares of Class A common stock of PJT Partners on a one-for-one basis. PJT Partners Holdings intends to make an election under Section 754 of the Code effective for each taxable year in which an exchange of Partnership Units for cash or for shares of Class A common stock occurs, which is expected to result in increases to the tax basis of the assets of PJT Partners Holdings at the time of an exchange of Partnership Units. Stock-settled exchanges and certain of these cash-settled exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of PJT Partners Holdings. These increases in tax basis may reduce the amount of tax that PJT Partners would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. The IRS may challenge all or part of the tax basis increase and increased deductions, and a court could sustain such a challenge.

We entered into a tax receivable agreement with the holders of Partnership Units (other than PJT Partners) that provides for the payment by PJT Partners to exchanging holders of Partnership Units of 85% of the benefits, if any, that PJT Partners is deemed to realize as a result of these increases in tax basis and of certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. This payment obligation is an obligation of PJT Partners and not of PJT Partners Holdings. PJT Partners expects to benefit from the remaining 15% of cash tax savings, if any, in income tax it realizes. For purposes of the tax receivable agreement, the cash tax savings in income tax will be computed by comparing the actual income tax liability of PJT Partners (calculated with certain assumptions) to the amount of such taxes that PJT Partners would have been required to pay had there been no increase to the tax basis of the assets of PJT Partners Holdings as a result of the exchanges and had PJT Partners not entered into the tax receivable agreement. The term of the tax receivable agreement continues until all such tax benefits have been utilized or expired, unless PJT Partners exercises its right to terminate the tax receivable agreement for an amount based on the agreed payments remaining to be made under the agreement (as described in more detail below) or PJT Partners breaches any of its material obligations under the tax receivable agreement in which case all obligations generally will be accelerated and due as if PJT Partners had exercised its right to terminate the tax receivable agreement. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:

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the timing of exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of PJT Partners Holdings at the time of each exchange;

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the price of shares of our Class A common stock at the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of PJT Partners Holdings, is directly proportional to the cash price for the applicable Partnership Units (in the case of a cash-settled exchange) or the price of shares of our Class A common stock at the time of the exchange (in the case of a stock-settled exchange);

•	the extent to which such exchanges are taxable—if an exchange is not taxable for any reason, increased deductions will not be available; and

•	the amount and timing of our income—PJT Partners is required to pay 85% of the cash tax savings as and when realized, if any. If PJT Partners does not have taxable income, PJT Partners is not generally required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no cash tax savings will have been realized. However, any cash tax savings that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in payments under the tax receivables agreement.

We anticipate that we will account for the effects of these increases in tax basis and associated payments under the tax receivable agreement arising from future exchanges as follows:

•	we will record an increase in deferred tax assets for the estimated income tax effects of the increases in tax basis based on enacted Federal and state tax rates at the date of the exchange;

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to the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis that will consider, among other things, our expectation of future earnings, we will reduce the deferred tax asset with a valuation allowance; and

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we will record 85% of the estimated realizable tax benefit (which is the recorded deferred tax asset less any recorded valuation allowance) as an increase to the liability due under the tax receivable agreement and the remaining 15% of the estimated realizable tax benefit as an increase to additional paid-in capital.

All of the effects of changes in any of our estimates after the date of the exchange will be included in net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.

We expect that as a result of the size of the increases in the tax basis of the tangible and intangible assets of PJT Partners Holdings, the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the tax receivable agreement exceed the actual cash tax savings that PJT Partners realizes in respect of the tax attributes subject to the tax receivable agreement and/or distributions to PJT Partners by PJT Partners Holdings are not sufficient to permit PJT Partners to make payments under the tax receivable agreement after it has paid taxes. Late payments under the tax receivable agreement generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the tax receivable agreement are not conditioned upon continued ownership of us by holders of Partnership Units.

In addition, the tax receivable agreement provides that upon certain changes of control, PJT Partners’ (or its successor’s) obligations with respect to acquired or exchanged Partnership Units (whether acquired or exchanged before or after such transaction) would be based on certain assumptions, including that PJT Partners would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the tax receivable agreement.

Furthermore, PJT Partners may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the tax receivable agreement includes several assumptions, including: (1) that any Partnership Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A common stock at the time of termination; (2) PJT Partners will have sufficient taxable income in each future taxable year to fully realize all potential tax savings; (3) the tax rates for future years will be those specified in the law as in effect at the time of termination; and (4) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings are discounted at a rate equal to LIBOR plus 100 basis points.

As a result of the change in control provisions and the early termination right, PJT Partners could be required to make payments under the tax receivable agreement that are greater than the specified percentage of the actual cash tax savings that PJT Partners realizes in respect of the tax attributes subject to the tax receivable agreement. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity.

Decisions made by our officers and directors in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the tax receivable agreement. For example, the earlier disposition of assets following an acquisition or exchange transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an acquisition or exchange transaction will increase an existing owner’s tax liability without giving rise to any rights of an existing owner to receive payments under the tax receivable agreement.

Payments under the tax receivable agreement will be based on the tax reporting positions that we will determine. PJT Partners will not be reimbursed for any payments previously made under the tax receivable agreement if a tax basis increase is successfully challenged by the IRS. As a result, in certain circumstances, payments could be made under the tax receivable agreement in excess of PJT Partners’ cash tax savings.

PJT Partners Holdings LP Limited Partnership Agreement

PJT Partners holds Partnership Units in PJT Partners Holdings and is the sole general partner of PJT Partners Holdings. Accordingly, PJT Partners operates and controls all of the business and affairs of PJT Partners Holdings and, through PJT Partners Holdings and its operating entity subsidiaries, conducts our business.

The limited partnership agreement of PJT Partners Holdings provides that substantially all expenses incurred by or attributable to PJT Partners (such as expenses incurred in connection with the spin-off), but not including obligations incurred under the tax receivable agreement by PJT Partners, income tax expenses of PJT Partners and payments on indebtedness incurred by PJT Partners, are borne by PJT Partners Holdings.

Pursuant to the limited partnership agreement of PJT Partners Holdings, PJT Partners has the right to determine when distributions will be made to holders of Partnership Units and the amount of any such distributions (other than tax distributions described below). If a distribution is authorized, such distribution will be made to the holders of Partnership Units pro rata in accordance with the percentages of their respective partnership interests that are entitled to participate in distributions.

The holders of Partnership Units, including PJT Partners, will incur United States Federal, state and local income taxes on their proportionate share of any taxable income of PJT Partners Holdings. Except for the priority allocations of income in respect of LTIP Units described below, net profits and net losses of PJT Partners Holdings will generally be allocated to its holders (including PJT Partners) pro rata in accordance with the percentages of their respective partnership interests, except as otherwise required by law. In accordance with the partnership agreement, we intend to cause PJT Partners Holdings to make pro rata cash distributions, to the extent of available cash, to the holders of the partnership interests in PJT Partners Holdings in amounts equal to 50% of the taxable income allocated to such holders for purposes of funding their tax obligations in respect of the income of PJT Partners Holdings that is allocated to them.

For 2015, Mr. Taubman, Ms. Lee, Ms. Meates and Mr. Cuminale received $1,243,919, $199,456, $32,170 and $37,532, respectively, as regular distributions on limited partnership units.

The limited partnership agreement of PJT Partners Holdings provides that PJT Partners may not engage in, or cause or permit, a Termination Transaction (as defined below), other than with the consent of limited partners holding a majority of all the outstanding Partnership Units (other than Partnership Units held by PJT Partners and entities controlled by PJT Partners), including each limited partner that held, immediately following the closing of the spin-off, and, as of any subsequent date of determination, holds, not less than five percent (5%) of the total number of Partnership Units then outstanding (a “Significant Limited Partner”), or if the requirements discussed below are satisfied. A “Termination Transaction” means any direct or indirect transfer of all or any portion of PJT Partners’ interest in PJT Partners Holdings in connection with, or any other occurrence of:

•	a merger, consolidation or other combination transaction involving PJT Partners;

•

a sale, lease, exchange or other transfer of all or substantially all of the assets of PJT Partners not in the ordinary course of business, whether in a single transaction or a series of related transactions;

•

a reclassification, recapitalization or change of the outstanding shares of our Class A common stock (other than a change in par value, or from par value to no par value, or as a result of a stock split, stock dividend or similar subdivision, including in connection with the distribution, exchange, redemption or exercise of rights under our stockholder rights agreement or securities issuable in respect of such rights);

•	the adoption of any plan of liquidation or dissolution of PJT Partners; or

•	any other direct or indirect transfer of all or any portion of PJT Partners’ interest in PJT Partners Holdings, other than certain permitted transfers to affiliated entities.

Such consent of limited partners to a Termination Transaction is not required if either:

(1) in connection with the Termination Transaction:

(i) each holder of Partnership Units is entitled to receive the “transaction consideration,” defined as the fair market value, at the time of the Termination Transaction, of an amount of cash, securities or other property equal to the product of:

•	the number of shares of our Class A common stock into which a Partnership Unit is then exchangeable; and

•

the greatest amount of cash, securities or other property paid per share to the holder of any shares of our Class A common stock in consideration of such shares in connection with the Termination Transaction;

provided that, if, in connection with the Termination Transaction, a purchase, tender or exchange offer is made to and accepted by the holders of a majority of the outstanding shares of our Class A common stock, the transaction consideration will refer to the fair market value of the greatest amount of cash, securities or other property which such holder would have received had it exercised its exchange right and received shares of our Class A common stock in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had accepted such purchase, tender or exchange offer; and

(ii) PJT Partners Holdings receives an opinion from nationally recognized tax counsel to the effect that such Termination Transaction will be tax-free to each holder of Partnership Units (other than PJT Partners and entities controlled by PJT Partners) for U.S. Federal income tax purposes (except to the extent of cash received);

or

(2) all of the following conditions are met:

•

substantially all of the assets directly or indirectly owned by PJT Partners Holdings prior to the announcement of the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by (x) PJT Partners Holdings or (y) another limited partnership or limited liability company organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof, which is the survivor of a merger, consolidation or combination of assets with PJT Partners Holdings, which we refer to as the “surviving partnership,”

•	the surviving partnership is classified as a partnership for U.S. Federal income tax purposes;

•

each holder of Partnership Units (other than PJT Partners and entities controlled by PJT Partners) that held Partnership Units immediately prior to the closing of such Termination Transaction owns a percentage interest of the surviving partnership based on the relative fair market value of the net assets of PJT Partners Holdings and the other net assets of the surviving partnership immediately prior to the consummation of such transaction; and

•

the rights of such limited partners with respect to the surviving partnership are at least as favorable as those of limited partners prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the surviving partnership, and such rights include:

(a) if PJT Partners or its successor has a single class of publicly traded common equity securities, the right, to the same extent provided to holders of Partnership Units pursuant to the exchange agreement, to exchange their interests in the surviving partnership for either: (1) a number of such publicly traded common equity securities with a fair market value, as of the date of consummation of such Termination Transaction, equal to the transaction consideration referred to above, subject to customary conversion rate adjustments for splits, unit distributions and reclassifications, which we refer to as the “successor shares amount;” or (2) cash in an amount equal to the fair market value of the successor shares amount at the time of such exchange; or

(b) if PJT Partners or its successor does not have a single class of publicly traded common equity securities, the right to exchange their interests in the surviving partnership on a quarterly basis for cash in an amount equal to the fair market value of such interest at the time of exchange, as determined at least once every calendar quarter by an independent appraisal firm of recognized national standing retained by the surviving partnership.

For the purpose of determining compliance with the condition set forth in the third bullet above, the relative fair market values shall be reasonably determined by PJT Partners as of the time of such transaction and, to the extent applicable, shall be no less favorable to the holders of Partnership Units than the relative values reflected in the terms of such transaction.

The limited partnership agreement of PJT Partners Holdings also provides the limited partners with certain consent rights in the event a majority of our board of directors ceases to be

Continuing Directors (as defined below) (such event, a “Board Change of Control”). “Continuing Directors” means as of any date of determination, any member of our board of directors who: (1) was a member immediately following the consummation by spin-off; or (2) was nominated for election or elected or appointed with the approval of a majority of the Continuing Directors who were members at the time of such nomination, election or appointment, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors. From and after the occurrence of a Board Change of Control, the following actions will require the approval of limited partners representing a majority in interest of all limited partners (excluding any limited partners controlled by PJT Partners), including each Significant Limited Partner:

•	any removal or appointment of any “officer,” as defined in Rule 16a-1(f) of the Exchange Act, including the Chief Executive Officer, of PJT Partners;

•	the creation, authorization or issuance of any new class or series of equity interest in PJT Partners Holdings;

•

the incurrence of any indebtedness (other than inter-company indebtedness) by PJT Partners Holdings or any of its subsidiaries or controlled affiliates that would, or is intended to, result in a material increase in the amount of consolidated indebtedness of PJT Partners Holdings as compared to immediately prior to such Board Change of Control;

•	any extraordinary distribution of PJT Partners Holdings;

•

any change in PJT Partners Holdings’ distribution policy that would, or that is intended to, result in a material increase in the amount or frequency of distributions as compared to levels prior to the Board Change of Control;

•

any change in PJT Partners Holdings’ policy regarding Partnership Unit repurchases including without limitation from PJT Partners, that would, or that is intended to, result in a material increase in the amount or frequency of Partnership Unit repurchases as compared to levels prior to the Board Change of Control;

•	any merger, consolidation or sale of all or any significant portion of the assets of PJT Partners Holdings;

•

any voluntary liquidation, dissolution or winding up of PJT Partners Holdings or the commencement of a proceeding for bankruptcy, insolvency, receivership or similar action with respect to the PJT Partners Holdings or any of its subsidiaries or controlled affiliates;

•	calling any meeting of the limited partners of PJT Partners Holdings or submitting any matter for the vote or consent of the limited partners of PJT Partners Holdings;

•

any settlement or compromise of any litigation directly against or otherwise relating to indemnification of the PJT Partners or its directors or officers or their affiliates or representatives or any litigation regarding tax matters; or

•	any amendment to the limited partnership agreement of PJT Partners Holdings.

In addition, the limited partnership agreement of PJT Partners Holdings enables PJT Partners Holdings to issue LTIP Units pursuant to the Omnibus Incentive Plan. LTIP Units are a class of partnership interest that are intended to qualify as “profits interests” in PJT Partners Holdings for U.S.

Federal income tax purposes that, subject to certain conditions, shall automatically be converted into Partnership Units. LTIP Units initially do not have full parity, on a per unit basis, with Partnership Units with respect to liquidating distributions. Upon the occurrence of specified events, LTIP Units can over time achieve full parity with Partnership Units, at which time LTIP Units shall automatically be converted into Partnership Units on a one-for-one basis. The limited partnership agreement of PJT Partners Holdings provides that upon a sale of all or substantially all of the assets of PJT Partners Holdings, holders of LTIP Units will receive a priority allocation of income. The priority allocation will generally be made to the holders of LTIP Units until the capital account of each LTIP Unit equals the capital account of a Partnership Unit. In addition, the capital accounts of the LTIP Units will be increased in priority to the Partnership Units when PJT Partners Holdings revalues its assets. After the capital account balances of the LTIP Units have been increased such that each LTIP Unit has a capital account balance equal to that of a Partnership Unit, allocations of net income and net loss are made on a per-unit basis. The effect of these allocation provisions is to enable LTIP Units, which are issued with lower capital account balances than the Partnership Units, to participate in liquidating distributions of PJT Partners Holdings on the same basis as Partnership Units, assuming there is sufficient profit to allocate to the LTIP Units.

LTIP Units may be issued to PJT Partners personnel and third parties from time to time in one or more series having the rights, powers, privileges, restrictions, qualifications and limitations set forth in the relevant award agreement or other documentation pursuant to which the LTIP Units of such series are granted or issued, including with respect to participation in distributions.

PJT Partners Holdings has two series of LTIP Units outstanding, which were issued to certain individuals engaged in our business:

•

a series of LTIP Units (“Participating LTIP Units”) issued to certain partners and employees of PJT Capital that are subject to time-based vesting as described in “Executive Compensation—Merger and Spin-off Transaction Equity Grants—Founder Units,” and participate, from issuance, in all distributions of PJT Partners Holdings, other than liquidating distributions, ratably, on a per unit basis, with Partnership Units; and

•

a series of LTIP Units (“Earn-Out Units”) issued to certain partners and employees of PJT Capital and other individuals engaged in our business that are subject to both time-based and performance-based vesting as described in “Executive Compensation—Merger and Spin-off Transaction Equity Grants—Founder Earn-Out Units,” and do not participate in any distributions of PJT Partners Holdings other than tax distributions unless and until the applicable performance vesting requirement for the relevant tranche is satisfied.

Subject to the terms of any award or other applicable agreement, unvested partnership interests will be forfeited if the holder ceases to provide services to PJT Partners Holdings. Certain forfeited partnership interests will be subject to reallocation by our Compensation Committee in consultation with Mr. Taubman (or subject to other reallocations in accordance with the limited partnership agreement).

In addition, the limited partnership agreement of PJT Partners Holdings provides that each Partnership Unit has attached to it a preferred unit purchase right. Such rights will become exercisable, if at all, at such time and to the same extent as the preferred stock purchase rights attached to shares of Class A common stock of PJT Partners shall become exercisable pursuant to the stockholder rights agreement we adopted prior to the spin-off. Each right entitles its holder to purchase at an exercise price per preferred unit equal to the exercise price per share of Series A preferred stock determined in accordance with the stockholder rights agreement (1) preferred units of PJT Partners Holdings, or (2) in lieu of such preferred units, a number of Partnership Units equal to the number of shares of Class A common stock that a holder of a right attached to a share of Class A common stock would be entitled to purchase pursuant to the stockholder rights agreement. In the event that holders of Class A common stock exercise or exchange the rights attached thereto for shares of Series A preferred stock, PJT Partners will exercise or exchange rights attached to Partnership Units held by PJT Partners for a corresponding number of preferred units of PJT Partners Holdings. In the event that holders of Class A common stock of PJT Partners exercise or exchange the rights attached thereto for additional shares of Class A common stock, PJT Partners will exercise or exchange rights attached to Partnership Units held by PJT Partners for a corresponding number of additional Partnership Units of PJT Partners Holdings. If at any time the ratio at which Partnership Units are exchangeable for shares of Class A common stock of PJT Partners changes from one-for-one as described above under “—Exchange Agreement,” the number of preferred units or Partnership Units, as the case may be, to which a holder of Partnership Units is entitled to receive upon exercise of or in exchange for the preferred unit purchase rights attached thereto will be adjusted accordingly. Each preferred unit of PJT Partners Holdings has substantially the same rights and preferences with respect to distributions of PJT Partners Holdings in relation to Partnership Units as a share of Series A preferred stock of PJT Partners is entitled with respect to dividends and distributions of PJT Partners in relation to shares of Class A common stock. See “Proposal 3—Ratification of Stockholder Rights Plan—Summary of the Stockholder Rights Plan.”

REPORT OF THE AUDIT COMMITTEE

The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter, which can be found on our website, www.pjtpartners.com, under the “Investor Relations/Corporate Governance/Governance Documents” section.

The Audit Committee has:

•	selected the independent registered public accounting firm to audit our books and records;

•

reviewed and discussed our audited financial statements for 2015 with management and with Deloitte, our independent registered public accounting firm, and has held, as appropriate, executive sessions with Deloitte without the presence of management;

•

discussed with our independent registered public accounting firm the matters required by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 “Communications with Audit Committees”; and

•

received from Deloitte the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews our quarterly and annual reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of:

•

our management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports; and

•

the independent registered public accounting firm, which is responsible for auditing our financial statements and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, our financial position, results of operations, and cash flows in conformity with generally accepted accounting principles in the United States of America.

Based on these reviews and discussions and the reports of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC.

Submitted by our Audit Committee:

Kenneth C. Whitney, Chair

Dennis S. Hersch

Emily K. Rafferty

The information in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte served as our independent registered public accounting firm for 2015. Our Audit Committee has selected Deloitte as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2016. Representatives of Deloitte are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Board of Directors Recommendation

The appointment of Deloitte as our independent registered public accounting firm is being submitted to our stockholders for ratification at the Annual Meeting. Our Board of Directors recommends that the stockholders vote “FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm. The submission of the appointment of Deloitte is required neither by law nor by our Amended and Restated Bylaws. Our Board of Directors is nevertheless submitting it to our stockholders to ascertain their views. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

Audit Fees

The following table sets forth aggregate fees billed to us by Deloitte for the period commencing with the completion of our merger and spin-off transactions on October 1, 2015 and ending on December 31, 2015:

	Fiscal Year Ended December 31,
	2015(1)	2014(1)
Audit Fees(2)	$1,326,185	$—
Audit Related Fees	—	—
Tax Fees (3)	742,285	—
All Other Fees	—	—

Total	$2,068,470	$—

(1)	For the fiscal year ended December 31, 2014 and for the period from January 1, 2015 to October 1, 2015, the closing of the merger and spin-off transactions, audit fees, audit related fees, tax fees and all other fees were included as part of the aggregate fees billed to Blackstone.
(2)	Audit Fees include fees for professional services rendered for the audit and quarterly review of our consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as statutory and financial audits for our United States and foreign consolidated subsidiaries.
(3)	Tax fees represent fees for all services performed by the independent registered public accounting firm’s tax personnel, except those services specifically related to the audit and review of the financial statements, and consisted of tax consulting and compliance professional services, including to our United States and foreign consolidated subsidiaries.

Pre-Approval Policies and Procedures

Our Audit Committee does not permit the engagement of our auditors without pre-approval by the Audit Committee. The engagement of Deloitte for permitted non-audit accounting and tax services is limited to circumstances where these services are considered integral to the audit services that Deloitte provides or where there is another compelling rationale for using Deloitte. All audit, audit-related and permitted non-audit services for which Deloitte was engaged for the period from October 1, 2015 to December 31, 2015 were pre-approved by the Audit Committee in compliance with applicable SEC requirements.

PROPOSAL 3—RATIFICATION OF STOCKHOLDER RIGHTS PLAN

Introduction

At the request of Blackstone, on September 30, 2015, the then board of directors of the company (the “Former Board”) adopted a stockholder rights plan, effective October 1, 2015 with the closing of the merger and spin-off transactions. Our Board of Directors is submitting the stockholder rights plan to our stockholders for ratification at this Annual Meeting. Our Board of Directors makes no recommendation with respect to the ratification of the stockholder rights plan. If the ratification of the stockholder rights plan receives less than a majority of the votes cast by the holders of our Class A common stock, our Board of Directors has determined that it will amend the stockholder rights plan to provide that it will terminate by its terms on October 1, 2016, the one-year anniversary of its adoption.

Purpose of the Stockholder Rights Plan

Unique to our company, although holders of shares of our Class B common stock at the time of our merger and spin-off transactions owned 47.1% of the total equity in our business (and as of March 28, 2016 continue to own 47.1% of the total equity in our business) by virtue of their ownership of Partnership Units in PJT Partners Holdings, their shares of Class B common stock will initially only entitle such holders to significantly less than one percent of the voting power for the election and removal of the members of our Board of Directors. Accordingly, in the absence of a stockholder rights plan, a short-term investor would be able to acquire a substantially disproportionate percentage of the voting power for the election and removal of our Board of Directors, and pursue an agenda that may not be in the long-term best interests of our company, without making a commensurately significant investment in the ownership of our business. Due to these highly unusual circumstances, as set forth above, the stockholder rights plan will permit our Board of Directors to manage our affairs for the long-term benefit of our stockholders and allow all stockholders to realize the full value of their investment.

The stockholder rights plan is designed to protect our stockholders from unfair, abusive or coercive take-over strategies, including the acquisition of control of the company by a bidder in a transaction that does not treat all stockholders equally or fairly or provide all stockholders an equal opportunity to share in the premium paid on an acquisition of control. The stockholder rights plan is not intended to prevent a takeover or deter fair offers for securities of the company. To the contrary, it is designed to encourage anyone seeking to acquire control of the company to make an offer that represents fair value to all holders of Class A common stock and to provide our Board of Directors with more time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

How the Stockholder Rights Plan Works

The stockholder rights agreement provides recognized stockholder protections, including no features that would limit the ability of a future board of directors to redeem the rights or otherwise make the stockholder rights agreement non-applicable to a particular transaction prior to a person or group becoming an “acquiring person.”

The Former Board authorized and declared a dividend of one preferred stock purchase right (a “right”) for each share of Class A common stock outstanding at the close of business on October 1, 2015, and thereafter has issued (and will continue to issue, as long as the stockholder rights plan is in effect) a right with each new share of Class A common stock. In addition, the limited partnership agreement of PJT Partners Holdings provides that each Partnership Unit will have attached to it a preferred unit purchase right. Such rights will become exercisable, if at all, at such time and to the same extent as the preferred stock purchase rights attached to the Class A common stock and Partnership Units shall become exercisable pursuant to the stockholder rights plan. In general terms, the rights impose a significant penalty upon any person or group that acquires beneficial ownership of 15% or more of our outstanding Class A common stock without the prior approval of our Board of Directors.

The rights are issued pursuant to a stockholder rights agreement, dated as of October 1, 2015, by and between the company and American Stock Transfer & Trust Company, LLC, as rights agent. The following is a summary of the principal terms of the stockholder rights agreement. The following summary is a general description only and is qualified in its entirety by the full text of the stockholder rights agreement which appears as Appendix A to this Proxy Statement.

Summary of the Stockholder Rights Plan

Currently, the rights trade with, and are inseparable from, our Class A common stock and Partnership Units. The rights are evidenced by the same book-entry account that evidences record ownership of such shares of Class A common stock and/or Partnership Units. Rights will accompany all new shares of Class A common stock and Partnership Units issued in the future, as long as the stockholder rights plan remains in effect.

Each right will entitle the holder to buy one one-thousandth of a share of a new series of junior participating preferred stock at a purchase price of $79, once the rights become exercisable. Until a right is exercised, however, it does not give its holder any additional rights as a stockholder of the company or limited partner in PJT Partners Holdings.

The rights will become exercisable, unless redeemed or exchanged, 10 business days after a public announcement that any person or group beneficially owns 15% or more of the outstanding shares of our Class A common stock (such person or group being an “acquiring person”), or 10 business days (or such later date as our Board of Directors may determine) after a person or group commences a tender or exchange offer the consummation of which would result in any person or group beneficially owning 15% or more of the outstanding shares of our Class A common stock, whichever occurs first (the “rights distribution date”). In the event that the rights become exercisable, we will distribute separate rights certificates evidencing the rights to all holders of Class A common stock Partnership Units held on the date the rights become exercisable. In the event any person or group has become the beneficial owner of 15% or more of our Class A common stock, each right will entitle its holder (except the acquiring party whose rights become void) to purchase, in lieu of the Series A junior participating preferred stock, the number of shares of Class A common stock having a market value of two times the exercise price of the right.

If, following the date that a person or group becomes the beneficial owner of 15% or more of our Class A common stock, we merge into or consolidate with, or transfer 50% or more of our consolidated assets or earning power to another entity (other than the company or its subsidiaries) (any such transaction, a “flip-over event”), then each right will entitle its holder to purchase the number of shares of common stock of the acquiring entity having a market value of two times the exercise price of the right.

Any person who beneficially owns 15% or more of our Class A common stock as of the date of the initial filing with the SEC of our spin-off Registration Statement on Form 10 (or would beneficially own 15% or more of our Class A common stock by virtue of the spin-off if the spin-off were consummated as of the date of such initial filing), and including as “beneficially owned” for this purpose any shares of Class A common stock that may be issued to such person upon exchange of Partnership Units held by such person (whether or not vested) in accordance with the Exchange

Agreement, will not be deemed to be acquiring persons under the Rights Agreement by virtue of such holdings (such persons being “exempt persons”). However, if, at any time after the date of the initial filing with the SEC of the Registration Statement on Form 10, any exempt person (1) beneficially owns less than 15% of our Class A common stock (or would beneficially own less than 15% our Class A common stock by virtue of the spin-off if the spin-off were consummated as of the date of such initial filing) or (2) acquires any additional outstanding shares of our Class A common stock (other than by way of a pro rata stock dividend or a stock split or solely as a result of any unilateral grant of restricted stock or any other security by us or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by us to our directors, officers and employees pursuant to any equity incentive or award plan or acquisitions of Class A common stock upon exchange of Partnership Units pursuant to the Exchange Agreement), such person shall no longer be an exempt person under the Rights Agreement. A person will not be deemed to be an acquiring person due to (1) the repurchase of our shares that causes a holder to become the beneficial owner of 15% or more of our Class A common stock, unless and until such person acquires beneficial ownership of additional shares representing one percent or more of our Class A common stock; (2) acquisitions by way of a pro rata stock dividend or a stock split; (3) acquisitions solely as a result of any unilateral grant of restricted stock or any other security by us or our subsidiaries or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by us or our subsidiaries to our directors, officers and employees pursuant to any equity incentive or award plan); (4) acquisitions of shares of Class A common stock that would cause such person to be an acquiring person, to the extent such acquisition is determined by our Board of Directors, in its sole discretion, to be inadvertent, provided, that following such acquisition, the acquirer promptly, but in any case within 10 business days of notice to the acquirer, divests a sufficient number of shares so that such person would no longer otherwise qualify as an acquiring person; or (5) acquisitions of Class A common stock upon exchange of Partnership Units pursuant to the Exchange Agreement.

The rights will expire on the earliest to occur of (1) October 1, 2018, (2) the time at which the rights are redeemed by us pursuant to the stockholder rights agreement as described below, and (3) the time at which the rights are exchanged pursuant to the stockholder rights agreement as described below.

The exercise price of the rights, the number of shares of Series A junior participating preferred stock issuable, and the number of outstanding rights will be adjusted to prevent dilution that may occur from any stock dividend, a stock split, or a reclassification of the Series A junior participating preferred stock or our Class A common stock.

Our Board of Directors may redeem the rights, in whole, but not in part, at a price of $0.001 per right (subject to certain adjustments), or amend the stockholder rights agreement to change the expiration date of the rights at any time prior to the earlier of the date that is 10 business days (unless extended by the Board of Directors in certain circumstances) following such time as any person acquires 15% or more of our Class A common stock and the expiration date of the rights.

At any time after a person acquires 15% or more of our outstanding Class A common stock, but prior to such person becoming the beneficial owner of 50% or more of our outstanding Class A common stock or there occurs a “flip-over event,” our Board of Directors may cause us to exchange for all or part of the then-outstanding and exercisable rights shares of our Class A common stock at an exchange ratio of one share of Class A common stock per right, adjusted to reflect any stock split, stock dividend, or similar transaction. We will have the discretion to exchange the rights for Series A junior participating preferred stock (or equivalent preferred stock) at an exchange ratio of one right per one one-thousandth of a share of such preferred stock.

Until a right is exercised, its holder, as such, will have no rights as a stockholder with respect to such rights, including, without limitation, the right to vote or to receive dividends.

The rights will have certain anti-takeover effects. For example, the rights will cause substantial dilution to any person or group who attempts, without approval of our Board of Directors, to acquire a 15% or greater interest in our Class A common stock. As a result, the overall effect of the rights may be to render it more difficult or to discourage any attempt to acquire us, even if the acquisition would be in the best interests of our stockholders. Because of our Board of Directors’ ability to redeem the rights, the rights should not interfere with a merger or other business combination approved by our Board of Directors.

For so long as the rights continue to be associated with the Class A common stock and Partnership Units, each new share of our Class A common stock and Partnership Unit issued will have attached to it a right. Equity holders will not be required to pay any separate consideration for the rights issued with the Class A common stock or Partnership Units.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2017 ANNUAL MEETING

In order for a stockholder proposal to be included in our Proxy Statement to be issued in connection with our 2017 Annual Meeting, that proposal must be received by our Corporate Secretary no later than December 13, 2016 (which is 120 calendar days before the anniversary of the date this Proxy Statement was first mailed or made available to stockholders).

In addition, eligible stockholders who wish to submit director nominations or bring any business at the 2017 Annual Meeting, including stockholder proposals to be included in our proxy statement, must comply with the advance notice procedures set forth in our Amended and Restated Bylaws. In order for such director nominations and other business to be deemed timely, notice of such director nominations and other business must be received by our Corporate Secretary (A) no earlier than January 25, 2017 and no later than February 24, 2017 or (B) in the event that our 2017 Annual Meeting of stockholders is held prior to April 25, 2017 or after August 3, 2017, notice by the stockholder must be so received no earlier than the 120th day prior to such Annual Meeting and no later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made, and, in each case, must satisfy the notification, timeliness, consent and information requirements set forth in our Amended and Restated Bylaws.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other holders of record may be participating in the practice of “householding” proxy statements, annual reports or notices. This means that only one copy of our Proxy Materials or Notice of Availability, as applicable, may have been sent to multiple stockholders in your household. If you want to receive separate copies of our Proxy Materials or Notice of Availability, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other holder of record, or you may contact the Corporate Secretary as set forth above.

OTHER MATTERS

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter arise at the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Salvatore Rappa

Managing Director and

Corporate Secretary

April 15, 2016

Exhibit A

PJT PARTNERS INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

STOCKHOLDER RIGHTS AGREEMENT

Dated as of October 1, 2015

STOCKHOLDER RIGHTS AGREEMENT

This Stockholder Rights Agreement (the “Rights Agreement”), is dated as of October 1, 2015, between PJT Partners Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Board of Directors of the Company on September 8, 2015 (i) authorized the issuance and declared a dividend of one right (“Right”) for each share of the Class A common stock, par value $0.01 per share, of the Company outstanding on such date and time in advance of the Separation (as such term is hereinafter defined) as the Board of Directors has determined (such date and time, the “Record Date”), with the payment of such dividend being conditioned on the consummation of the Separation, each Right representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the Certificate of Designation attached hereto as Exhibit A upon the terms and subject to the conditions hereinafter set forth, and (ii) further authorized and directed the issuance of one Right with respect to each share of Common Stock (as such term is hereinafter defined) of the Company that shall become outstanding between the Record Date and the Distribution Date (as such term is hereinafter defined);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1. Certain Definitions. For purposes of this Rights Agreement the following terms shall have the meanings indicated:

(a) A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding, whether oral or in writing) in concert with such other Person in, or towards a common goal relating to, changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, in parallel with such other Person where at least one additional factor supports a determination by the Board of Directors that such Person intended to act in concert or in parallel with the other Person, which such additional factors may include exchanging information, attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel. A Person who or which is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person.

(b) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of fifteen percent (15%) or more of the outstanding Common Stock of the Company, but shall not include

(i) the Company, any Subsidiary of the Company, any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity holding securities of the Company to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement; or

(ii) an Exempt Person (as such term is hereinafter defined);

provided, however, that in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 15% of the Company’s outstanding Common Stock, become an Acquiring Person solely as a result of

(A) a reduction of the number of shares of outstanding Common Stock due to the repurchase of outstanding shares of Common Stock by the Company (or any Subsidiary of the Company or any

employee benefit plan of the Company or of any Subsidiary of the Company) unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 15% or more of the then outstanding Common Stock, acquires beneficial ownership of additional shares of Common Stock representing 1% or more of the Common Stock then outstanding, unless upon the consummation of the acquisition of such shares of Common Stock such Person does not Beneficially Own 15% or more of the Company’s outstanding shares of Common Stock;

(B) acquisitions of Common Stock by way of a declaration and payment of a pro rata dividend payable in Common Stock (or securities convertible or exchangeable into Common Stock) on, or split or subdivision of, the Common Stock of the Company,

(C) acquisition of Common Stock by way of any unilateral grant of restricted stock or any other security by the Company or any Subsidiary of the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company or any Subsidiary of the Company to its directors, officers and employees pursuant to any equity incentive or award plan, or

(D) acquisitions of Common Stock upon the exchange of Partnership Units pursuant to the Exchange Agreement, which reduction or acquisition, as applicable, increases the percentage of outstanding shares of Common Stock Beneficially Owned by such Person.

Notwithstanding the foregoing, if (i) the Board of Directors determines in good faith that a Person who would otherwise be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(b), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of its Beneficial Ownership but had no actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement) and without any intention of changing or influencing control of the Company, and, within two Business Days of being requested by the Company to advise the Company regarding same, such Person certifies in writing that such Person acquired Beneficial Ownership of 15% or more of the Company’s outstanding Common Stock inadvertently or without such knowledge and without such intention, and (ii) such Person divests as promptly as practicable, but in any event within ten Business Days of being requested by the Company to make such divestment, of a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(b), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Rights Agreement.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined) as in effect on the date of this Rights Agreement.

(d) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any securities

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, to Beneficially Own or to have Beneficial Ownership of, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 and 13d-5 of the General Rules and Regulations under the Exchange Act, or any comparable or successor rule), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, to Beneficially Own, or to have Beneficial Ownership of, any securities if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates is Acting in Concert or has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting except as described in the proviso to clause (B) of subparagraph (ii) of this Section 1(d) or disposing of any securities of the Company; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities that are Beneficially Owned (as defined in this Section 1(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; or

(iv) which are the subject of, or the reference securities for, or that underlie, any Derivative Interest (as such term is hereinafter defined) of such Person or any of such Person’s Affiliates or Associates, with the number of shares of Common Stock deemed beneficially owned being the notional or other number of shares of Common Stock specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of shares of Common Stock to which the Derivative Interest relates.

For all purposes of this Rights Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including any calculation for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

(e) “Board of Directors” shall mean the Company’s Board of Directors.

(f) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which the NYSE (as such term is hereinafter defined) or banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h) “Common Stock” when used with reference to the Company shall mean the Class A common stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company which shall be organized in corporate form shall mean the capital stock or other equity security with the greatest per share voting power of such Person or, if such Person is a Subsidiary of or is controlled by another Person, the Person which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person other than the Company which shall not be organized in corporate form shall mean units of beneficial interest which shall represent the right to participate in profits, losses, deductions and credits of such Person and which shall be entitled to exercise the greatest voting power per unit of such Person.

(i) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(j) “Company” shall have the meaning set forth in the preamble hereto.

(k) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(l) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m) “Derivative Interest” shall mean any derivative securities (as defined in Rule 16a-1 of the General Rules and Regulations under the Exchange Act) with an exercise or conversion privilege or a settlement payment or mechanism at a price related to, or with a value derived in whole or in part from the value (or change in value) of, any class or series of shares of the Company, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security to any Person or any of such Person’s Affiliates or Associates, (y) such interest is required to be, or is capable of being, settled through delivery of securities of the Company or through the delivery of cash or other property, or otherwise or (z) any other transactions exist to hedge the economic effect of such interest; provided that, for the purposes of the definition of Derivative Interest, the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination. A Derivative Interest shall not include any interest, right, option or security set forth in Rule 16a-1(c)(1)-(5) or (7) of the General Rules and Regulations under the Exchange Act.

(n) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p) “Exchange Agreement” shall mean that certain Exchange Agreement, dated October 1, 2015, by and among the Company, the Partnership, and the holders of Partnership Units from time to time party thereto.

(q) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(r) “Exempt Person” shall mean

(i) The Blackstone Group L.P., the Company or any Subsidiary of the Company, including, without limitation, in its fiduciary capacity, any employee benefit plan or employee or director stock plan of the Company or of any Subsidiary of the Company, or any Person, organized, appointed, established or holding Common Stock for or pursuant to the terms of any such plan or any Person funding other employee benefits for employees of the Company or any Subsidiary of the Company; or

(ii) any Person who, as of March 4, 2015, Beneficially Owned 15% or more of the Common Stock of the Company then outstanding (and including as “Beneficially Owned” for purposes of this clause (ii) (A) any Common Stock which would have been issued to such Person by virtue of the consummation of the Separation if the Separation were consummated as of such date and (B) any Common Stock that may have been issued to such Person upon exchange pursuant to the Exchange Agreement of Partnership Units (whether or not vested) which would have been issued to such Person by virtue of the consummation of the Separation if the Separation were consummated as of such date ), except, with respect to the Persons named in this clause (ii), any such Person shall no longer be considered an Exempt Person if, at any time after March 4, 2015, such Person (A) Beneficially Owns less than 15% of the outstanding Common Stock of the Company or (B) acquires any additional shares of

Common Stock (other than (I) by way of acquisition of Common Stock as a result of the declaration and payment of a pro rata dividend payable in Common Stock (or securities convertible or exchangeable into Common Stock) on, or split or subdivision of, the Common Stock of the Company, (II) solely as a result of any unilateral grant of restricted stock or any other security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees pursuant to any equity incentive or award plan or (III) acquisitions of Common Stock upon exchange of Partnership Units pursuant to the Exchange Agreement).

(s) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(u) “Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(v) “Flip-In Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(w) “Flip-Over Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(x) “NYSE” shall have the meaning set forth in Section 9(b) hereof.

(y) “Partnership” shall mean PJT Partners Holdings LP, a Delaware limited partnership.

(z) “Partnership Unit” shall mean (i) each Class A Unit (as such term is defined in the Second Amended and Restated Limited Partnership Agreement of the Partnership, dated as of October 1, 2015, as such agreement may be amended and/or restated from time to time) issued as of the date of this Rights Agreement and (ii) each Class A Unit or other interest in the Partnership that may be issued by the Partnership in the future that is designated by the Company and the Partnership as a “Partnership Unit” for purposes of the Exchange Agreement.

(aa) “Person” shall mean any individual, firm, corporation, partnership, trust, limited liability company or other entity, and shall include any successor (by merger or otherwise) thereof or thereto.

(bb) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights, powers and preferences set forth in Exhibit A hereto, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(cc) “Preferred Stock Equivalent” shall have the meaning set forth in Section 11(b) hereof.

(dd) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(ee) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(ff) “Record Date” shall have the meaning set forth in the preamble hereto.

(gg) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(hh) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ii) “Right” shall have the meaning set forth in the preamble hereto.

(jj) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(kk) “Rights Agent” shall have the meaning set forth in the preamble hereto.

(ll) “Rights Agreement” shall have the meaning set forth in the preamble hereto.

(mm) “Securities Act” shall mean the Securities Act of 1933, as amended.

(nn) “Separation” shall mean the contribution of the Carbon Business (as such term is defined in the Separation Agreement) to the Company and the pro rata distribution to holders of record of common units of The Blackstone Group L.P. of the Common Stock of the Company.

(oo) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

(qq) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr) “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(ss) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(tt) “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Company Common Stock are listed or admitted to trading is open for the transaction of business or, if such shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

(uu) “Triggering Event” shall have the meaning set forth in Section 11(a)(ii) hereof.

(vv) “Trust” shall have the meaning set forth in Section 24 hereof.

(ww) “Trust Agreement” shall have the meaning set forth in Section 24 hereof.

(xx) “Voting Power” shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of the Board of Directors.

Any determination required by the definitions contained in this Section 1 shall be made by the Board of Directors in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of the Rights. The Rights Agent is entitled always to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint a co-rights agent as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agents and any co-rights agents shall be as the Company shall determine. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

3. Issuance of Right Certificates.

(a) Until the earlier of the Close of Business on (i) the 10th Business Day after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the 10th Business Day (or such later date as may be determined by action of the Board of Directors) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer upon the successful consummation of which any Person would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to any such offer) (including any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) below) by the certificates for the Common Stock registered in the names of the holders of the Common Stock and not by separate Right Certificates, and (y) each Right will be transferable only in connection with the transfer of a share (subject to adjustment as hereinafter provided) of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), as shown by the records of the Company, to the address of such holder shown on such records of the Company or the transfer agent or registrar for the Common Stock, a Right certificate in substantially the form of Exhibit B hereto (a “Right Certificate”) evidencing one Right for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Sections 11 or 13 hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof), so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Terms of Rights Agreement, substantially in the form attached hereto as Exhibit C (a “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock that are issued (either as an original issuance or from the Company’s treasury) after the Record Date prior to the earlier of the Distribution Date or the Expiration Date. With respect to certificates representing such shares of Common Stock outstanding as of the Record Date, until the Distribution Date the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date (with or without a copy of the Summary of Rights), shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby.

(d) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Stockholder Rights Agreement between PJT Partners Inc. and American Stock Transfer & Trust Company, LLC, as

Rights Agent, dated as of October 1, 2015, as the same may be amended or supplemented from time to time (the “Rights Agreement”), the terms of which hereby are incorporated herein by reference and a copy of which is on file at the principal executive office of PJT Partners Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as such term is defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. PJT Partners Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to, Beneficially Owned by or transferred to any Person who is or becomes an Acquiring Person (as such terms are defined in the Rights Agreement) or an Associate or Affiliate (as such terms are defined in the Rights Agreement) thereof and certain transferees thereof will be null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, the Rights associated with the Common Stock represented by such certificates shall, until the Distribution Date, be evidenced by such certificates alone, and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any such certificate shall also constitute the surrender for transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock no longer outstanding.

Notwithstanding this subsection (d), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

4. Form of Right Certificates.

(a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11, 13 and 22 hereof, the Right Certificates evidencing the Rights issued on the Record Date whenever such certificates are issued, shall be dated as of the Record Date and the Right Certificates evidencing Rights to holders of record of Common Stock issued after the Record Date shall be dated as of the Record Date but shall also be dated to reflect the date of issuance of such Right Certificate. On their face, Right Certificates shall entitle the holders thereof to purchase, for each Right, one one-thousandth of a share of Preferred Stock, or other securities or property as provided herein, as the same may from time to time be adjusted as provided herein, at the price per one one-thousandth of a share of Preferred Stock of $79.00 as the same may from time to time be adjusted as provided herein (the “Purchase Price”).

(b) Notwithstanding any other provision of this Rights Agreement, any Right Certificate that represents Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the Distribution Date Beneficially Owned by an Acquiring Person or any Affiliate or Associate thereof (or any transferee of such Rights) shall have impressed on, printed on, written on or otherwise affixed to it (if the Company or the Rights Agent has knowledge that such Person is an Acquiring Person or an Associate or Affiliate thereof or transferee of such Persons or a nominee of any of the foregoing) a legend in substantially the following form:

The Beneficial Owner of the Rights represented by this Right Certificate is an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a subsequent holder of such Right Certificates Beneficially Owned by such Persons (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby are null and void and will no longer be transferable as provided in the Rights Agreement.

The provisions of Section 11(a)(ii) and Section 24 of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Right Certificates.

5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its President and Chief Executive Officer or any Senior Vice President or any Vice President of the Company, either manually or by facsimile signature, and have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purpose, records for registration and transfer of the Right Certificates issued hereunder. Such records shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates and the certificate numbers for each of the Right Certificates.

6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Sections 7(e), 11(a)(ii) and 14 hereof, at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the Expiration Date, and following receipt in writing by the Rights Agent of notice to that effect, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be (i) transferred or (ii) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock or other securities as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for such purposes with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in form satisfactory to the Company and the Rights Agent), duly executed by the registered holder thereof or his attorney duly authorized in writing, and with such signature guaranteed by a member of a securities approved medallion program. Any registered holder desiring to split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder thereof shall have (i) properly completed and duly signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 11 and 14 hereof, manually countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6(a) or any other section of this Rights Agreement which requires the payment by a Rights holder of applicable taxes or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Subject to the provisions of Section 11(a)(ii) hereof, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, if requested by the Company or the Rights Agent, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 11(a)(ii) hereof, the Rights shall become exercisable, and may be exercised to purchase Preferred Stock, except as otherwise provided herein, in whole or in part at any time on or after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price with respect to each Right exercised, subject to adjustment as hereinafter provided, and an amount equal to any tax or charge required to be paid under Section 9(d) hereof, by certified check, cashier’s check, bank draft or money order payable to the order of the Company, at or prior to the Close of Business on the earliest of (i) October 1, 2018 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such date being herein referred to as the “Redemption Date”), or (iii) the time at which all such Rights are exchanged as provided in Section 24 hereof (the earliest of (i), (ii), and (iii) being herein referred to as the “Expiration Date”). Except for those provisions herein which expressly survive the termination of this Rights Agreement, this Rights Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

(b) The Purchase Price and the number of shares of Preferred Stock or other securities or consideration to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c) hereof.

(c) Except as provided in Section 11(a)(ii) hereof, upon receipt of a Right Certificate with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) or so much thereof as is necessary for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof, by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) requisition from any transfer agent of the Preferred Stock (or make available if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock so elected to be purchased and the Company will comply and hereby authorizes and directs such transfer agent to comply with all such requests, (ii) when necessary, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14(b) hereof, and (iii) promptly after receipt of such Preferred Stock certificates cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and, when necessary, after receipt of the cash requisitioned from the Company promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event of a purchase of securities, other than Preferred Stock, pursuant to Section 11(a) or Section 13 hereof, the Company shall promptly provide written notice to the Rights Agent and the Rights Agent, relying on such notice, shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii). In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Rights Agreement.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof and the rights evidenced thereby as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Reservation and Availability of Shares of Preferred Stock.

(a) The Company covenants and agrees that at all times it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose (and, following the occurrence of a Triggering Event, other securities) or held in its treasury, the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Rights Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall be required to reserve and keep available shares of Preferred Stock or other securities sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Section 11(a)(ii), Section 11(a)(iii) or Section 13 hereof only if, and to the extent that, the Rights become exercisable.

(b) The Company shall use its best efforts (i) to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be reported by the New York Stock Exchange (“NYSE”) or such other system then in use, and if the Preferred Stock shall become listed on any national securities exchange, to cause, from and after such time as the Rights become exercisable, the Rights and all shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) issued or reserved for issuance upon exercise thereof to be listed on such exchange upon official notice of issuance upon such exercise and (ii) if then necessary, to permit the offer and issuance of such shares of Preferred Stock (and, following the occurrence of a Triggering Event, other securities), register and qualify such share of Preferred Stock (and, following the occurrence of a Triggering Event, other securities) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price in respect thereof), be duly and validly authorized and issued and fully paid and nonassessable shares in accordance with applicable law.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Preferred Stock (or other securities, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company shall not be required to issue or deliver a Right Certificate or certificate for Preferred Stock (or other securities, as the case may be) to a Person other than such registered holder until any such tax and charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to the shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, if any, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustments to Number and Kind of Shares, Number of Rights or Purchase Price. The number and kind of shares of Preferred Stock or other securities or property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as follows:

(a)

(i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare or pay any dividend on Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including, without limitation, any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock or other securities, which, if such Right had been exercised immediately prior to such date, the holder thereof would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event that any Person becomes an Acquiring Person (a “Flip-In Event” or a “Triggering Event”), then upon the first occurrence of such Flip-In Event (i) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (ii) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the Current Market Price per share of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon the exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are Beneficially Owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, whether written or otherwise, regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding, whether written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall notify the Rights Agent when this Section 11(a)(ii) applies and shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be cancelled. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Rights Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

(iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Market Price of a share of Common Stock of the Company. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing paragraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock being hereinafter referred to as “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within 30 days following but not including the date of the Flip-In Event (the “Flip-In Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock of the Company (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock and/or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after but not including the Flip-In Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares of Common Stock or Common Stock Equivalents (such 30-day period, as it may be extended being hereinafter referred to as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect and the Company shall promptly provide the Rights Agent with a copy of such announcements. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price per share of the Common Stock on the Flip-In Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase Preferred Stock (for a period expiring within 45 calendar days after but not including such record date), shares having the same rights, privileges and preferences as the Preferred Stock (a “Preferred Stock Equivalent”) or securities convertible into Preferred Stock or Preferred Stock Equivalent at a price per share of Preferred Stock or Preferred Stock Equivalent (or having a conversion price per share, if a security is convertible into Preferred Stock or Preferred Stock Equivalent) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalent (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Preferred Stock Equivalent to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which is in a form other than cash, the value of such non-cash consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets (other than a dividend payable in Preferred Stock, but including any dividend payable in shares other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date, and for purpose of computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of the Common Stock on any date shall be deemed to be the average of the daily closing prices per share of the Common Stock for the 10 consecutive Trading Days immediately following, but not including, such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of the Common Stock of (i) any dividend or distribution on the Common Stock (other than a regular quarterly cash dividend and other than the Rights), (ii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of the requisite 30 Trading Day or 10 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NYSE or, if the shares of Common Stock are not listed or admitted to trading on NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NYSE or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used and shall be binding on the Rights Agent. If the Common Stock is not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share (or one one-thousandth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share (or one one-thousandth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Agreement) multiplied by the Current Market Price per share of the Common Stock and the “Current Market Price” per one one-thousandth of a share of Preferred Stock shall, be equal to the Current Market Price per share of the Common Stock (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-hundred-thousandth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one-hundred-thousandth) obtained by (i) multiplying (x) the number of one one-thousandth of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of shares of Preferred Stock for which a Right may be exercised made pursuant to Sections 11(a)(i), (b) or (c), to adjust the number of Rights in lieu of any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11(i) and shall promptly give the Rights Agent a written notice of such announcement. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificate issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock, Preferred Stock or other capital stock issuable upon exercise of the Rights, the Company shall take any corporate action, including using its best efforts to obtain any required stockholder approvals, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, Preferred Stock or other capital stock at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and Common Stock Equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock and other capital stock or securities upon the occurrence of the event requiring such adjustment.

(m) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly permitted or required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, if (x) at the time of or immediately after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect which substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(p) Notwithstanding anything in this Rights Agreement to the contrary, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date (i) declare or pay any dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator or which shall be the number of shares of Common Stock outstanding immediately prior to the occurrence of such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following the occurrence of such event.

12. Certification of Adjustments or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event which causes the Rights to become null and void) occurs as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate signed by its President and Chief Executive Officer or any Senior Vice President or any Vice President of the Company setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or event, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any certificate prepared by the Company pursuant to Sections 11 and 13 and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate. Any adjustment to be made pursuant to Sections 11 and 13 of this Rights Agreement shall be effective as of the date of the event giving rise to such adjustment.

13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that following the first occurrence of a Flip-In Event, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person or Persons, as the case may be, and the Company shall not be the surviving or continuing Person of such consolidation or merger, or (y) any Person or Persons shall consolidate with, or merge with and into, the Company, and the Company shall be the continuing or surviving Person of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or of the Company or cash or any other property, or (z) the Company or one or more of its Subsidiaries shall sell, mortgage (other than in connection with a secured financing transaction entered into on an arm’s-length basis) or otherwise transfer to any other Person or any Affiliate or Associate of such Person (other than the Company or one or more of its wholly-owned Subsidiaries), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), then, on the first occurrence of any such event (a “Flip-Over Event”), proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Rights Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the Current Market Price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of the consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Rights Agreement; (iii) the term “Company” for all purposes of this Rights Agreement shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall only apply to such Principal Party following the first occurrence of a Flip-Over Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided, however, that, upon the subsequent occurrence of any merger, consolidation, sale of all or substantially all assets, recapitalization, reclassification of shares, reorganization or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had he, at the time of such transaction, owned the shares of Common Stock of the

Principal Party purchasable upon the exercise of a Right, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding or (B) if no securities are so issued, (x) the Person that is the other party to the merger or consolidation and that survives said merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger or consolidation does not survive the merger or consolidation, the Person that does survive the merger or consolidation (including the Company if it survives); and

(ii) in the case of any transaction described in (z) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons that is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing paragraphs (b)(i)or (b)(ii), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the joint venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) The Company shall not consummate any consolidation, merger, sale, disposition or transfer referred to in Section 13(a) unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale, disposition or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and further providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party at its own expense shall:

(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights, and similarly comply with applicable state securities laws;

(ii) use its best efforts, if the Common Stock of the Principal Party shall become listed on a national securities exchange, to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on such securities exchange and, if the Common Stock of the Principal Party shall not be listed on a national securities exchange, to cause the Rights and the securities purchased upon exercise of the Rights to be reported by the New York Stock Exchange or such other system then in use;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the shares of Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In the event that any of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a).

(d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its Certificate of Incorporation or Bylaws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13; then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the holders of record of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the then current market value of a whole Right. For the purposes of this Section 14(a), the then current market value of a Right shall be determined in the same manner as the Current Market Price of a share of Common Stock shall be determined pursuant to Section 11(d) hereof.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock or Preferred Stock Equivalent (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock Equivalent (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock or Preferred Stock Equivalent may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares of Preferred Stock or Preferred Stock Equivalent represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock or Preferred Stock Equivalent, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock or Preferred Stock Equivalent. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock or Preferred Stock Equivalent shall be the Current Market Price of a share of Common Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Flip-In Event, the Company shall not be required to issue fractions of shares or units of Common Stock or Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such Common Stock or Common Stock Equivalents or other securities. In lieu of fractional shares or units of such Common Stock or Common Stock Equivalents or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value of a share or unit of such Common Stock or Common Stock Equivalent or other securities. For purposes of this Section 14(c), the Current Market Value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such Common Stock Equivalent is not traded, each such Common Stock Equivalent shall have the value of one one-thousandth of a share of Preferred Stock.

(d) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or any fractional shares upon exercise of a Right.

(e) Whenever a payment for fractional Rights or fractional shares or other securities of the Company is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying on such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. As of the Record Date, all rights of action in respect of this Rights Agreement, other than any rights of action vested in the Rights Agent pursuant to Sections 18 and 20 hereunder, are vested in the respective holders of record of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any holder of record of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Rights Agreement.

16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certificates completed;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

17. Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of Common Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights in respect of any such shares or securities, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for anything done or omitted by the Rights Agent in connection with the acceptance and administration of its duties under this Rights Agreement, including the cost and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Rights Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

19. Merger or Consolidation or Changed Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this

Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificate shall have the full force provided in the Right Certificates and in this Rights Agreement.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Rights Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by certificate signed by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Rights Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights including any adjustment required under the provisions of Sections 11, 13,

23 or 24 hereof or responsible for the manner, method or amount of any such adjustment, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a Certificate furnished pursuant to Section 12 describing any such adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

(j) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Company and to each transfer agent of the Common Stock known to the Rights Agent by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, or such earlier period as shall be agreed to in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the incumbent Rights Agent or the holder of record of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate controlled by a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation, replacement or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company may, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or the settlement of restricted stock units or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23. Redemption.

(a) The Board of Directors may, at its option, at any time prior to the earlier of the Close of Business on (x) the 10th Business Day after the first occurrence of a Flip-In Event (or, if such Flip-In Event shall have occurred prior to the Record Date, the 10th Business Day following the Record Date) or (y) the Expiration Date, (x) redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right (rounded up to the nearest whole $0.01 in the case of any holder whose holdings are not in a multiple of ten), as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”) or (y) amend this Rights Agreement to change the Final Expiration Date to another date, including without limitation an earlier date. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Triggering Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the legality or validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the legality or validity of the action taken by the Company.

(c) In the case of a redemption permitted under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

24. Exchange of Rights for Common Stock.

(a) The Board of Directors may, at its option, at any time after the occurrence of a Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which (i) shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) and (ii) shall include, without limitation, any Rights issued after the Distribution Date in accordance with Section 22 hereof) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). Notwithstanding the foregoing the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person becomes the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust

Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all stockholders entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice of such exchange to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, one one-thousandth of a share of Preferred Stock or Preferred Stock Equivalent or fractions thereof per Right.

(d) In the event that there shall not be sufficient shares of Common Stock nor of Preferred Stock or Preferred Stock Equivalents issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock, Preferred Stock or Preferred Stock Equivalents for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the Current Market Price of a share of Common Stock (as defined in Section 11(d) hereof for the purposes of computations made other than pursuant to Section 11(a)(iii)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

25. Notice of Proposed Actions.

(a) In case the Company, after the Distribution Date, shall propose (i) to effect any of the transactions referred to in Section 11(a)(i) or to pay any dividend to the holders of record of its Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its Preferred Stock (other than a regular periodic cash dividend), or (ii) to offer to the holders of record of its Preferred Stock or options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for Preferred Stock) or shares of stock of any other class or any other securities, options, warrants, convertible or exchangeable securities or other rights, or (iii) to effect any reclassification of its Preferred Stock or any recapitalization or reorganization of the Company, or (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of record of a Right Certificate, in accordance with Section 26 hereof, notice of such proposed action, which shall specify the record date for the purposes of such transaction referred to in Section 11(a)(i), or such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, sale or transfer of assets, disposition, liquidation, dissolution or winding up is to take place and the record date for determining participation therein by the holders of record of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to but not including the record date for determining holders of record of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of Preferred Stock, whichever shall be the earlier.

(b) In case any of the transactions referred to in Section 11(a)(ii)(A) or (C) or Section 13 of this Rights Agreement are proposed, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of Rights, in accordance with Section 26 hereof, notice of the proposal of such transaction at least 10 days prior to consummating such transaction, which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii)(A) or (C) or Section 13 hereof, as the case may be, and, upon consummation of such transaction or any transaction contemplated by Section 11(a)(ii)(B), shall similarly give notice thereof to each holder of Rights.

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of record of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

PJT Partners Inc.

280 Park Avenue, New York, New York 10017

Attention: Chairman and Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of record of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue, Brooklyn, New York 11219

Attention: Paula Caroppoli, Senior Vice President

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of record of any Right Certificate or Right shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent.

27. Supplements and Amendments. Except as otherwise provided herein, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent. At any time when the Rights are no longer redeemable, except as provided in this Section 27, the Company may supplement or amend this Rights Agreement, and the Rights Agent shall, if the Company so directs, without the approval of any holders of Right Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause the Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything contained in this Rights Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Rights Agreement.

28. Successors. All of the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of record of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

30. Determinations and Actions by the Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Rights Agreement). All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith, including but not limited to those made under Sections 1 and 11 hereunder, shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other Persons. The Rights Agent is entitled always to assume the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

31. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made solely by residents of such state and performed entirely within such state.

32. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33. Descriptive Headings. Descriptive headings of the several sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall effect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the date and year first above written.

PJT PARTNERS INC.

By:	/s/ Michael S. Chae Name: Michael S. Chae Title: Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:	/s/ Paula Caroppoli Name: Paul Caroppoli Title: Senior Vice President

[Signature Page – Stockholder Rights Agreement]

EXHIBIT A

CERTIFICATE OF DESIGNATION OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

PJT PARTNERS INC.

We,                     , [NAME OF OFFICE], and                     , [NAME OF OFFICE], of PJT Partners Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

That the Board of Directors adopted the following resolution creating a series of Preferred Stock designated as Series A Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SECTION 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” par value $0.01 per share (the “Series A Junior Participating Preferred Stock”), and the number of shares constituting such series shall be 3,000,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors.

SECTION 2. Dividends and Distributions. (a) The dividend rate on the shares of Series A Junior Participating Preferred Stock shall be for each quarterly dividend (hereinafter referred to as a “Quarterly Dividend Period”), which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”) (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next Quarterly Dividend Period, at a rate per Quarterly Dividend Period (rounded to the nearest cent) subject to the provisions for adjustment hereinafter set forth, equal to the greater of (a) $1.000 and (b) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared (but not withdrawn) on the Class A Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after October 1, 2015 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

(c) So long as any shares of the Series A Junior Participating Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Junior Participating Preferred Stock shall have been declared.

(d) The holders of the shares of Series A Junior Participating Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

SECTION 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (the “Bylaws”) or by applicable law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

(c) Except as set forth herein, in the Certificate of Incorporation or the Bylaws or by applicable law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

(d) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any

Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (a) of this Section 3. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(d) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

SECTION 4. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancelation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of the Certificate of Incorporation.

SECTION 5. Liquidation, Dissolution or Winding Up. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on parity (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock except distributions made ratably on the Series A Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event pursuant to clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the then outstanding shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7. No Redemption; No Sinking Fund. (a) The shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Junior Participating Preferred Stock; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Junior Participating Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Junior Participating Preferred Stock.

(b) The shares of Series A Junior Participating Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 8. Fractional Shares. The Series A Junior Participating Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandths (1/1,000ths) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Junior Participating Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandths (1/1,000ths) of a share or any integral multiple thereof or (2) to issue depository receipts evidencing such authorized fraction of a share of Series A Junior Participating Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Junior Participating Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

SECTION 9. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 9, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 10. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation but senior to each of the Class A Common Stock and Class B Common Stock of the Corporation as to dividends and upon liquidation, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof.

SECTION 11. Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Series A Junior Participating Preferred Stock as provided herein or in the Certificate of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting together as a single class.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed in its corporate name on this day of [●], [●].

PJT PARTNERS INC.

By:
Name:
Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. W-	Rights

NOT EXERCISABLE AFTER [●], [●], OR EARLIER IF REDEEMED OR EXCHANGED. AT THE OPTION OF THE COMPANY, THE RIGHTS MAY BE REDEEMED AT $0.001 PER RIGHT OR EXCHANGED FOR CLASS A COMMON STOCK ON THE TERMS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT. IN THE EVENT THAT THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO A PERSON WHO IS AN ACQUIRING PERSON OR CERTAIN TRANSFEREE OF THE RIGHTS PREVIOUSLY OWNED BY SUCH PERSONS, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

PJT PARTNERS INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement dated as of October 1, 2015 (the “Rights Agreement”) between PJT Partners Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York City time) on October 1, 2018, at the office of the Rights Agent, or of its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid and nonassessable share of Series A Junior Participating Preferred Stock of the Company (the “Preferred Stock”) at a purchase price of $79.00 per one one-thousandth of a share, as the same may from time to time be adjusted in accordance with the Rights Agreement (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, securities other than shares of Preferred Stock, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Rights Agreement.

Upon the occurrence of a Flip-In Event, if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person, or any Affiliate or Associate of an Acquiring Person, such Rights shall be null and void and will no longer be transferable and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Events.

This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of record of the Right Certificates, which limitation of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive office of the Company and are available upon written request to the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder of record to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at any time prior to the earlier of (i) the occurrence of a Flip-In Event or (ii) the Expiration Date, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right. Subject to the provisions of the Rights Agreement, the Company may, at its option, at any time after a Flip-In Event, exchange all or part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or for Preferred Stock (or shares of a class or series of the Company’s preferred stock having the same rights, privileges and preferences as the Preferred Stock).

Subject to the provisions of the Rights Agreement, at any time after the occurrence of a Flip-In Event and prior to Acquiring Person becoming the Beneficial Owner of 50% or more of the outstanding shares of Common Stock, the Board of Directors may require all or any portion of the outstanding Rights (other than Rights owned by such Acquiring Person which have become null and void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s Preferred Stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the option of the Company, be evidenced by depositary receipts), and no fractional shares of Common Stock will be issued upon the exchange of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Rights Agreement, fractions of shares of Preferred Stock or Common Stock shall receive an amount in cash equal to the same fraction of the then Current Market Price of a share of Preferred Stock or Common Stock, as the case may be.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors; or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (other than certain actions specified in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                     , [●].

ATTEST:	PJT PARTNERS INC.

By:
Secretary	Title:

COUNTERSIGNED:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:

Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer any or all of the Rights

represented by this Right Certificate)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Name, address and social security or other

identifying number of transferee)

             (                    ) of the Rights represented by this Right Certificate, together with all right, title and interest in and to said Rights, and hereby irrevocably constitutes and appoints                     attorney to transfer said Rights on the books of the within-named Company with full power of substitution.

Dated:	,
(Signature)

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Form of Reverse Side of Right Certificate

(continued)

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the rights evidenced by this Right Certificate [    ] are [    ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person (as such capitalized terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:	,
(Signature)

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

NOTICE

The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a participant in a Securities Transfer Association recognized signature program.

In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

Form of Reverse Side of Right Certificate

(continued)

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder

desires to exercise any or all of the Rights

represented by this Right Certificate)

To PJT Partners Inc.:

The undersigned hereby irrevocably elects to exercise                      (            ) of the Rights represented by this Right Certificate to purchase the shares of the Common Stock of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to the Rights Agreement.

The undersigned hereby requests that a certificate for any such securities and any such property be issued in the name of and delivered to:

(Name, address and social security or other

identifying number of issuee)

The undersigned hereby further requests that if said number of Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:

(Name, address and social security or other

identifying number of issuee)

Dated:	,
(Signature)

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Form of Reverse Side of Right Certificate

(continued)

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:	,
(Signature)

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

NOTICE

The signature to the foregoing Election to Purchase and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of the this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a participant in a Securities Transfer Association recognized signature program.

In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT, DATED OCTOBER 1, 2015 (THE “RIGHTS AGREEMENT”) BETWEEN PJT PARTNERS INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, RIGHTS ISSUED TO, BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR AN ASSOCIATE OR AFFILIATE (AS DEFINED IN THE RIGHTS AGREEMENT) THEREOF AND CERTAIN TRANSFEREES THEREOF WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

PJT Partners Inc.

Summary of Terms of

Stockholder Rights Agreement

Nature of Right	When exercisable, each Right (a “Right”) will initially entitle the holder to purchase at the Purchase Price (as defined below) one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Stock”) of PJT Partners Inc. (the “Company”).

Means of Distribution	The Company will distribute the Rights to each holder of outstanding shares of Class A Common Stock of the Company (the “Common Stock”) as a dividend of one Right for each share of Common Stock. The Company will also attach Rights to all future issuances of shares of Common Stock prior to the Distribution Date (as defined below).

Exercisability	Rights become exercisable on the earlier of: (i) the tenth business day after the date of public announcement by the Company or by any person or group that such person or group has become the beneficial owner of 15% or more of the outstanding shares of Common Stock (an “Acquiring Person”), or (ii) the tenth business day (unless extended by the Board of Directors of the Company (the “Board”)) following the commencement, or announcement of an intention to commence, by any person or group of a tender or exchange offer, which would result in any person becoming an Acquiring Person (the earlier of such dates is referred to as the “Distribution Date”), provided that an Acquiring Person does not include an Exempt Person (as defined in the Rights Agreement) for so long as any such person continues to be an Exempt Person. Rights will trade separately from the Common Stock once the Rights become exercisable.

Purchase Price	$79.00 per one one-thousandth of a share of Preferred Stock, which is the amount that in the judgment of the Board represents the long-term value of one share of Common Stock over the term of the Rights Agreement (the “Purchase Price”).

Term	The Rights will expire upon the earliest of (i) October 1, 2018 or (ii) the time at which the Rights are redeemed or exchanged as described below (the earliest of (i) and (ii) being herein referred to as the “Expiration Date”).

Redemption of Rights	The Company may redeem Rights at a price of $0.001 per Right (rounded up to the nearest whole $0.01 in the case of any holder whose holdings are not in a multiple of ten), subject to the approval of the Board, at any time prior to the earlier of (x) the tenth business day after the first occurrence of a Flip-In Event (or, if such Flip-In Event shall have occurred prior to October 1, 2015 (the “Record Date”), the 10th business day following the Record Date) or (y) the Expiration Date.

Preferred Stock	The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other series). Each share of Preferred Stock will have a preferential cumulative quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment equal to an amount per share equal to 1,000 times the aggregate payment to be distributed per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Fractional shares (in integral multiples of one one-thousandth) of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Rights in Event of Acquisition of Substantial Amount of Common Stock	In the event that any person or group becomes an Acquiring Person (“Flip-In Event”), a holder of a Right thereafter has the right to purchase, upon payment of the then-current Purchase Price, in lieu of one one-thousandth of a share of Preferred Stock per outstanding Right, such number of shares of Common Stock having a market value at the time of the transaction equal to the Purchase Price divided by one-half the Current Market Price (as defined in the Rights Agreement) of the Common Stock. Notwithstanding the foregoing, Rights held by an Acquiring Person or any Associate or Affiliate thereof or certain transferees will be null and void and no longer be transferable. In the event that there are insufficient authorized but unissued shares of Common Stock to permit the exercise of the Rights in full upon the occurrence of a Flip-In Event, the Company may substitute certain other types of property for Common Stock so long as the total value received by the holder of the Rights is equivalent to the value of the Common Stock that the holder would otherwise have received.

Rights in Event of Business Combination	If, following the occurrence of a Flip-In Event, the Company is acquired by any person in a merger or other business combination transaction in which the securities of the Company are exchanged or converted or in which the Company is not the surviving corporation, or 50% or more of its assets or earnings power are sold to any person (any such event, a “Flip-Over Event”), each holder of a Right (other than an Acquiring Person, or Affiliates or Associates thereof) shall thereafter have the right to purchase, upon payment of the then-current Purchase Price, such number of shares of common stock of the acquiring company having a current market value equal to the Purchase Price divided by one-half the Current Market Price of such common stock.

Exchange Option	In the event any person or group becomes an Acquiring Person, and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board may require all or any portion of the outstanding Rights (other than Rights owned by such Acquiring Person that have become void) to be exchanged for Common Stock on a pro rata basis, at an exchange ratio of one share of Common Stock or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Fractional Shares	The Company will not issue any fractional shares of Common Stock upon exercise of the Rights and, in lieu thereof, the Company will make a payment in cash to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

Adjustment	The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each share of Common Stock is also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Rights as Stockholder	The Rights themselves do not entitle the holder thereof to any rights as a stockholder, including, without limitation, voting rights or to receive dividends.

Amendment of Rights	Until the Rights become nonredeemable, the Company may amend the Rights Agreement in any manner. After the Rights become nonredeemable, the Company may amend the Rights Agreement to cure any ambiguity, to correct or supplement any provision, which may be defective or inconsistent with any other provisions, to shorten or lengthen any time period under the Rights Agreement, or to change or supplement any provision in any manner the Company may deem necessary or desirable, provided that no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or its Affiliates or Associates) or cause the Rights to again be redeemable or the Rights Agreement to again be freely amendable.

A copy of the Rights Agreement is available, free of charge, from the Company, PJT Partners Inc., 280 Park Avenue, New York, New York 10017, Attention: Corporate Secretary. This summary description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time, which is incorporated in this summary description by reference.

PJT PARTNERS INC. ATTN: SALVATORE RAPPA 280 PARK AVENUE, 16TH FLOOR NEW YORK, NY 10017

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E04051-P72333	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PJT PARTNERS INC.
The Board of Directors recommends a vote “FOR” the election of each of its Nominees and “FOR” Proposal 2. No recommendation is made for Proposal 3.
1. Election of Directors

Nominees:		For	Withhold

1a. Paul J. Taubman		☐	☐

1b. Emily K. Rafferty		☐	☐			For	Against	Abstain

2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.						☐	☐	☐

3. To ratify the adoption of a short-term stockholder rights plan.						☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy is solicited on behalf of the Board of Directors of PJT Partners Inc. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the election of each of its Nominees, “FOR” Proposal 2 and will be treated as an “ABSTENTION” for Proposal 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

E04052-P72333

PJT PARTNERS INC.

Annual Meeting of Stockholders

May 25, 2016 9:00 AM Local Time

This proxy is solicited by the Board of Directors of the Company

The stockholder(s) hereby appoint(s) James W. Cuminale and Salvatore Rappa, and each of them, as proxies, each with the full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of PJT PARTNERS INC. that the stockholder(s) is/are entitled to vote at the 2016 Annual Meeting of Stockholders to be held at 9:00 a.m. local time on May 25, 2016, at the company’s corporate headquarters located at 280 Park Ave., New York, NY 10017, and in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting.

This proxy, when properly executed, will be voted in accordance with instructions given on the reverse side. If no instructions are given, this proxy will be voted “FOR” the election of each of the Nominees, “FOR” Proposal 2 and will be treated as an “ABSTENTION” for Proposal 3.

The stockholder(s) acknowledge(s) receipt with this proxy of a copy of the Notice of Annual Meeting, Proxy Statement and Annual Report describing more fully the matters set forth herein.

Continued and to be signed on reverse side